SECURITY FUNDS
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997

*SECURITY INCOME FUND
   - CORPORATE BOND SERIES
   - U.S. GOVERNMENT SERIES
   - LIMITED MATURITY BOND SERIES
   - HIGH YIELD SERIES

*SECURITY TAX-EXEMPT FUND

*SECURITY CASH FUND




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

PRESIDENT'S LETTER
AUGUST 15, 1997


To Our Shareholders:

The first six months of 1997 have been a roller-coaster ride for fixed income investors. At the beginning of the year the bellwether thirty-year Treasury bond yielded 6.64%. By late April the yield had risen to 7.14% before it began its descent to 6.78% at the end of June. As you know, bond prices move inversely to yields, staging a "mirror" roller coaster ride which produced a 2.3% total return on the long Treasury bond for the period.

THE INFLATION STORY IN 1997

Contrary to what this volatility might indicate, the compelling story for the six-month period was the absence of reacceleration of inflation pressures. In fact, evidence suggests that inflation is actually declining. This is true particularly when one takes into account the overstatement of structural inflation revealed by the Boskin report, the study commissioned by the Senate Finance Committee to review the calculation of the Consumer Price Index (CPI). This report found that the CPI probably overstates true increases in the cost of living by approximately 1.1% per year.

This leaves us with the understanding that real interest rates on the long Treasury bond are 300 to 400 basis points higher than might be expected given today's actual annualized inflation rate of around 2%. We therefore conclude that there is opportunity for further declines in long-term rates with their commensurate increase in bond prices as we move through the second half of 1997.

CAN THE GOOD NEWS CONTINUE?

The good news on the inflation front should continue to be a positive influence on fixed income markets for some time as the economy continues to slow its growth rate from the torrid pace of 1997's first quarter. We believe that due to the continuation of productivity improvements in U.S. businesses, economic growth rates of around 3% may be sustainable without reigniting inflation. This is in contrast to the 2% to 2.5% rates of growth that have been historically viewed by the Federal Reserve Board as a "speed bump." Therefore, for fixed income investors the climate should remain favorable for returns of at least the portfolio coupon rate, with the possibility of some capital appreciation if long term interest rates decline as we believe they will, in recognition of the pattern of slowing global inflation pressures.

As always, we appreciate your continuing investment in the Security Funds. We invite your questions and comments at any time.


John Cleland, President
The Security Funds

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY INCOME FUND
CORPORATE BOND SERIES

Volatility was the key word for fixed income market behavior in the first half of 1997. The thirty-year Treasury bond began the year yielding 6.64% and finished June at 6.78%. In the intervening months it rose as high as 7.14%, managing to gain only 2.3% in total return over the six months. Corporate issues fared slightly better, as the Lehman Corporate Bond Index rose 3.07%. The Corporate Bond Series of Security Income Fund generated a positive total return for the six-month period of 2.35%, slightly lagging its peer group average of 2.68%.(1)

CONTRIBUTORS TO PERFORMANCE IN THE FIRST HALF

The Series underperformed in the first quarter of 1997 primarily because of its position in property and casualty insurer Home Holdings. This company, which was beset with problems among some of its insured risks, continued to lose value and was ultimately sold from the portfolio.

While the first quarter's total return was negative, the second quarter was much improved. Steps were taken to upgrade the overall credit quality of the holdings. The high yield portion of the portfolio is now concentrated in issues rated BB and B, the upper tiers of the high yield rating universe. Some of these issues have the potential to be upgraded to investment grade ratings in the not-too-distant future, which should add a capital gain return element to their attractive coupon rates.

HOW THE PORTFOLIO LOOKS NOW

The sector composition of the portfolio at the end of June was about 53.5% high grade corporate bonds, 20% high yield issues, 17% Yankee bonds (U.S. dollar-denominated securities issued by foreign corporations), and 9.5% mortgage-backed bonds issued primarily by agencies of the U.S. Government. This sector diversification gives the portfolio some downside protection because the various sectors will not always move up or down in value in tandem.

The average rating of the portfolio is a strong BBB, and the average coupon of the portfolio holdings is 7.92%. Average duration of the securities is about 6.6 years, slightly longer than that of the benchmark Lehman Corporate Bond Index duration of 5.88 years. We are working to reduce the block size of issues in the portfolio so that each issuer will represent 2.5% or less of total assets, in order to achieve further diversification.

LOOKING TO THE SECOND HALF

The Corporate Bond Series' portfolio is well positioned for the coming months. Our emphasis on upgrading credit quality should help bring total returns more in line with those of the benchmark index. Diversification among sectors and rating classes can add a further element of safety. The mortgage-backed securities and Yankee bonds provide cash flow through their generally higher coupon interest rates than other classes. Finally, fundamentally improving stories among our high yield credits provide the potential for additional return through capital gains.


Thomas A. Swank
Portfolio Manager

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                             CORPORATE BOND SERIES
                                    6-30-97
                             Credit Quality Rating

                          Average Maturity 16.8 years

                          AAA .................  14.1%
                          AA ..................  14.6%
                          A ...................  32.6%
                          BBB .................  18.8%
                          BB ..................  19.9%


                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

        CLASS A SHARES                   CLASS B SHARES
        1 Year            0.7%           1 Year                   -0.3%
        5 Years           4.7%           Since Inception           0.3%
        10 Years          6.8%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997



U.S. GOVERNMENT SERIES

The U.S. Government Series of Security Income Fund returned 2.46% in the first half of 1997, right in line with its peer group average return of 2.47%.1 The benchmark Lehman Government Bond Index returned a slightly higher 2.63% over the same period.

CONTRIBUTORS TO PERFORMANCE

The portfolio had a large weighting in longer-duration Federal agency bonds, with moderate positions in shorter Treasury issues and mortgage-backed securities throughout the first six months. During the first quarter the Treasuries and mortgage-backed bonds provided downside protection and allowed the total return to be higher (actually, less negative) than that of the peer group of funds. In March, April and May, however, the bond markets recovered and these same defensive issues dampened returns somewhat, holding back overall performance.

PORTFOLIO COMPOSITION AT THE END OF THE FIRST HALF

The sector weighting in the Series consisted of 41% federal agency securities, 36% GNMA mortgage-backed bonds secured by home mortgages, and 23% U.S. Treasury issues. In general, mortgage-backed bonds and federal agency issues carry slightly higher coupon rates than comparable Treasury bonds. This adds a small extra increment to total return.

The duration of the portfolio at the end of June was 4.85 years, close to that of the benchmark index's duration of 4.78 years. The average coupon, however, was considerably higher than that of the index at 8.15%, compared with the benchmark's 6.95% average.

PLANS FOR THE NEXT SIX MONTHS

The U.S. Government Series is designed for conservative investors, with a strong emphasis on credit quality of the securities held in the portfolio. Because shareholders in the Series tend to be cautious, we don't try to outguess the markets by dramatically lengthening or shortening the duration of portfolio holdings.

In the coming months, we anticipate maintaining our sector allocations close to their present levels. We expect portfolio durations to also remain close to current lengths. As always, we keep an eye on the markets to watch for sharp movements in either direction, and retain the ability to make stronger moves than usual if it becomes necessary.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                             U.S. GOVERNMENT SERIES
                                    6-30-97
                              Sectors Represented

                         Treasuries .................  23%
                         Agencies ...................  41%
                         Mortgage Backed ............  36%


                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

         CLASS A SHARES                   CLASS B SHARES
         1 Year            2.2%           1 Year                   1.1%
         5 Years           5.4%           Since Inception          2.3%
         10 Years          7.2%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


LIMITED MATURITY BOND SERIES

Throughout a period of volatility in the bond markets, the Limited Maturity Bond Series performed very well in the first half of 1997. The Series produced a total return of 3.20%, comparing favorably with its peer group average of 2.74%, and outperforming its benchmark Lehman Brothers Intermediate Corporate Bond Index return of 3.05%.(1) The ten-year Treasury bond, representative of the maturity structure of this portfolio, began the year yielding 6.42%, touched 6.90% in late March and early April, and fell back to close the first half at 6.50%.

CONTRIBUTORS TOWARD STRONG PERFORMANCE

Several of the high yield holdings in the portfolio experienced strong earnings and strengthened balance sheets through debt reduction over the first six months. These include PanAmerican Beverages, Inc., a Latin American producer and bottler of Coca Cola and other soft drinks. Valassis Communications Corporation, a company that produces special coupon inserts for Sunday newspapers, is generally expected to be upgraded to investment grade in the near future after reducing expenses and benefiting from lower paper costs.

Seagull Energy Corporation, an oil and gas explorer and developer, has lowered overall company costs, realizing benefits of a recent acquisition. It is now on Standard & Poor's ratings watch list for an upgrade. Comcast Corporation, a cable television and telecommunications company, was upgraded to BB just after the close of the first half.

COMPOSITION OF THE PORTFOLIO

The Limited Maturity Bond Series is currently comprised of about 46% high grade bonds, 23% high yield issues (the maximum high yield allocation permitted in the portfolio is 25%), 22% mortage-backed securities issued primarily by Federal government agencies, and 9% Yankee bonds (dollar denominated securities issued by foreign corporations).

The portfolio duration is approximately 4.3 years, just slightly longer than the benchmark index's 4.21 years. The average coupon is a relatively high 8.1%, lifted by the high yield and mortgage-backed securities holdings. The average rating of securities remains well within the investment grade classification at a mid-A level.

WHAT'S AHEAD FOR THE LIMITED MATURITY PORTFOLIO

We plan to maintain the overall portfolio quality at its present level, and to keep the duration close to that of the benchmark intermediate corporate bond index. The broad diversification of asset classes should help keep volatility at lower levels, since the various sectors will not always move up or down in value in tandem with each other. The intermediate-maturity bond portfolios tend to outperform their longer counterparts in periods of rising interest rates, and so make an attractive investment medium for a portion of shareholders' fixed income allocations.


Thomas A. Swank
Portfolio Manager


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                          LIMITED MATURITY BOND SERIES
                                    6-30-97
                             Credit Quality Rating

                           Average Maturity 6.5 Years

                          AAA ................  31.6%
                          AA .................   7.7%
                          A ..................  27.0%
                          BBB ................   9.8%
                          BB .................  19.5%
                          B ..................   0.9%
                          NR .................   3.5%


                          LIMITED MATURITY BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

      CLASS A SHARES                        CLASS B SHARES
      1 Year                   0.6%         1 Year                   -0.6%
      Since Inception          5.3%         Since Inception           4.8%
      (1-17-95)                             (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so tht an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


HIGH YIELD SERIES

The high yield segment of the fixed income markets was the best-performing domestic bond sector during the first half of 1997. The High Yield Series ranked above median in its peer group, returning 5.79% for the period.(1) The peer group average return was 5.92%, while the benchmark Lehman Brothers High Yield Index posted a return of 5.82%.

COMPOSITION OF THE PORTFOLIO

At the end of June the High Yield Series portfolio was skewed toward the BB rating category, the highest level on the high yield bond rating scale. With approximately 70% of the issues in this category and the remaining ones rated B, we feel that there is less concern about credit risk and more ability to liquidate easily should selling become necessary. Our analysts seek out issues which are currently rated BB, but whose financial statements show improvement that could lead to an upgrade to investment grade in the near future.

Throughout the six months the portfolio has been underweight in basic industries such as mining, metals, and chemicals, which have for the most part underperformed other sectors. We were overweight in consumer cyclicals (cable television companies, retail stores, gaming, and home construction) and financials, including banks and insurance companies. Our underweight position in utility bonds hurt, as this sector did very well during the period.

CONTRIBUTORS TO STRONG PERFORMANCE

Some issues in the portfolio were upgraded by the major rating agencies recently. Knoll, Inc., which manufactures and distributes office systems and business furniture, brought an initial public offering (IPO) to market and used the proceeds to pay down more expensive debt. The company's securities were subsequently upgraded from a low B to a high B level. Comcast Corporation, a cable television and telecommunications company, was upgraded to BB just after the close of the first half of 1997.

Other strong performers included AGCO Corporation, a worldwide manufacturer and distributor of agricultural equipment and related replacement parts. AGCO has benefited from the strong farm economy, both in the U.S. and abroad. Four Seasons Hotels, Inc. offered to repurchase its 9.125% notes at a price which was very attractive relative to their cost in our portfolio.

PLANS FOR THE REST OF 1997

We intend to continue our strategy of staying cognizant of credit quality and looking for bonds which have a potential of being upgraded from BB to investment grade. The high yield bond markets are similar to the equity markets in that they have risen a good deal, but investment funds continue to pour in, driving them up further. We plan to structure the portfolio to be sound from a credit standpoint so that it can better withstand any unforseen shocks to the market.


Thomas A. Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.


                               HIGH YIELD SERIES
                                    6-30-97
                             Quality Credit Rating

                          Average Maturity 4.81 years

                              BBB ............   1%
                              BB .............  57%
                              B ..............  42%


                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

        CLASS A SHARES                     CLASS B SHARES
        Since Inception          6.0%      Since Inception          5.4%
        (8-05-96)                          (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY TAX-EXEMPT FUND

The municipal market in the first half of the year outperformed its taxable counterparts in the domestic fixed income markets. The Lehman Brothers Municipal Bond Index rose 3.20% during the period, outpacing the Lehman Brothers Aggregate Fixed Income Index return of 3.09%. The corporate and government components of the aggregate index also showed lower returns than those of the municipal index.

PORTFOLIO PERFORMANCE IN THE FIRST HALF

The Security Tax-Exempt Fund produced a positive total return of 2.58%, modestly underperforming its peer group average of 2.95% for the six months.(1) Our somewhat shorter duration of 6.9 years, compared with the benchmark index duration of 7.42 years, held back performance in the latter part of the six-month period when interest rates were falling. Longer maturities tend to outperform shorter bonds in such an interest rate environment.

The average credit quality of the bonds in the portfolio, currently at a mid-AA level, while providing comfort to investors because of its strength, also holds back performance when interest rates are declining. We generally maintain a higher-than-average portfolio rating since financial information on many municipal issuers is difficult to obtain, and sometimes not timely enough to protect investors when finances deteriorate. In addition, if municipalities experience strains on their budgets when Congress "pushes down" budget items to the state and local levels, those bonds with higher credit quality should hold their value better.

THE COMPOSITION OF THE PORTFOLIO CURRENTLY

The Security Tax-Exempt Fund seeks to add a measure of safety through diversification. In municipal portfolios, this means including a large number of geographic locations as well as diversifying by industry. At June 30, the holdings represented 17 states plus the District of Columbia. The largest represented, in terms of market value of the bonds, was Washington State, followed by Illinois and California.

In terms of industry classification, the largest grouping of bonds is in the Education Revenue sector. Education issues are viewed favorably by most municipal bond holders, since municipalities are highly likely to support their school systems and avoid bond defaults in this area. Second largest is Electric Utility Revenue, another area where cash inflows to retire bonds are considered relatively stable.

OUTLOOK FOR MUNICIPAL BONDS

A constant threat to the value of tax exempt bonds is talk of tax bracket reductions. While various tax "breaks" are under discussion in Congress as they try to agree on a balanced budget package, a lowering of tax brackets for those individuals most likely to invest in municipal bonds seems unlikely at this time. We believe that tax exempt bonds continue to be an attractive investment for taxpayers in the upper brackets, and should be for some time to come.


Thomas A. Swank
Portfolio Manager


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                                TAX-EXEMPT FUND
                                    6-30-97
                             Credit Quality Rating

                          AAA ................  49.6%
                          AA .................  25.2%
                          A ..................  13.6%
                          BBB ................  11.6%


                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997

         CLASS A SHARES                   CLASS B SHARES
         1 Year            2.3%           1 Year                   1.1%
         5 Years           4.3%           Since Inception          0.8%
         10 Years          5.8%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so tht an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
AUGUST 15, 1997


SECURITY CASH FUND

The total return on money market funds in the first half of 1997 was near that of its close relatives, the fixed income funds, as interest rates on thirty-year Treasury bonds fluctuated in a range roughly between 6.50% and 7.25%. Security Cash Fund posted a gain of 2.36% for the period, very near the 2.38% peer group average yield. Money market funds, unlike longer-term fixed income securities, generally benefit from increases in short-term interest rates such as the one executed by the Federal Reserve Open Market Committee in March.

AVERAGE MATURITY TARGETS FOR THE FUND

At June 30, the Cash Fund had a 61-day average maturity, seven days longer than that of the benchmark IBC Donoghue Money Fund Report. Our goal is to stay within ten days more or less than the Donoghue average and avoid trying to outguess the markets by moving maturities sharply shorter or longer. Because of the short-maturity nature of money market assets we can quickly adjust to interest rate changes when they occur, without taking unnecessary maturity risk in this conservative portfolio.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

The assets in Security Cash Fund at the end of the six-month period consisted of 76% commercial paper, 15% federal agency securities, and 11% Small Business Administration issues. The commercial paper we purchase is entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's. Federal agency holdings may from time to time include short-term securities issued by the Federal National Mortgage Association, the Federal Home Loan Bank, and Federal Farm Credit Banks.

The Small Business Association (SBA) holdings are fully guaranteed by the federal government as to timely payment of principal and interest. These issues, while bearing stated maturities in the twenty- to thirty-year range, are considered to be short-maturity paper because their interest rate resets periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment instruments.

OUTLOOK FOR THE NEXT SIX MONTHS

Interest rates have recently been declining on long-term bonds. Although this movement has some effect on short-term rates, until the Federal Reserve decides to lower their short rate targets, commercial paper and short-maturity agency interest rates should not drop substantially. We expect the Fed to maintain their cautious stance toward a rekindling of inflationary pressures, and therefore believe that money fund returns will not vary substantially in the near future.


Barbara Davison
Fixed Income Team

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
CORPORATE BOND SERIES

                                                     PRINCIPAL         MARKET
CORPORATE BONDS                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 5.6%
Southwest Airlines Company, 7.875% - 2007..........  $2,000,000     $ 2,097,500
United Airlines, 11.21% - 2014.....................   1,200,000       1,570,500
                                                                     ----------
                                                                      3,668,000

BANKS - 11.2%
ABN AMRO Bank NV, 7.55% - 2006.....................   1,000,000       1,030,000
Abbey National PLC, 6.69% - 2005...................   1,250,000       1,225,000
BCH Cayman Islands, Ltd., 7.70% - 2006.............   1,000,000       1,025,000
Bank of New York, Inc., 6.50% - 2003...............   1,500,000       1,464,375
Malayan Bank of New York, 7.125% - 2005............   1,250,000       1,235,937
Santander Financial Issuances, Ltd., 7.00% - 2006..   1,400,000       1,382,500
                                                                     ----------
                                                                      7,362,812

BROKERS, DEALERS & SERVICES - 2.2%
Lehman Brothers, Inc., 7.25% - 2003................   1,450,000       1,455,438

COMMUNICATIONS - 12.5%
Comcast Corporation, 9.125% - 2006.................   1,000,000       1,047,500
New Jersey Bell, 6.625% - 2008.....................   3,000,000       2,872,500
Paramount Communications, 7.50% - 2023.............   1,000,000         878,750
Rogers Cablesystems, Ltd., 9.625% - 2002...........     750,000         792,188
Rogers Communication, Inc., 9.125% - 2006..........     550,000         556,875
Valassis Communications, Inc., 9.55% - 2003........   1,250,000       1,348,437
Westinghouse Electric Company, 8.375% - 2002.......     700,000         726,250
                                                                     ----------
                                                                      8,222,500

CONSUMER GOODS & SERVICES - 2.2%
Nike, Inc., 6.375% - 2003..........................   1,500,000       1,460,625

DEPARTMENT STORES - 1.5%
J.C. Penney, 7.625% - 2097.........................   1,000,000         975,000

ELECTRONICS - 1.6%
Pioneer Standard Electronics, Inc., 8.50% - 2006...   1,000,000       1,042,500

FINANCE - 3.1%
Countrywide Capital Industries, Inc., 8.00% - 2026.   1,000,000         997,500


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FINANCE (CONTINUED)
Washington Mutual Capital, 8.375% - 2002...........  $1,000,000     $ 1,016,250
                                                                     ----------
                                                                      2,013,750

FOOD & BEVERAGES - 7.5%
Chiquita Brands International, Inc., 10.25% - 2006.   1,125,000       1,198,125
Coca-Cola Enterprises, Inc., 6.70% - 2036(3).......   2,000,000       2,000,000
Panamerican Beverage, Inc., 8.125% - 2003..........   1,750,000       1,780,625
                                                                     ----------
                                                                      4,978,750

FUNERAL HOMES - 2.7%
Loewen Group International, Inc., 8.25% - 2003.....   1,750,000       1,778,438

HOSPITAL MANAGEMENT - 1.3%
Tenet Healthcare, 10.125% - 2005...................     800,000         874,000

INSURANCE - 1.5%
Travelers Capital Trust, 7.75% - 2036..............   1,050,000       1,018,500

MEDIA - 5.0%
Time Warner Entertainment, 10.15% - 2012...........   1,250,000       1,510,937
Turner Broadcasting, 8.375% - 2013.................   1,750,000       1,811,250
                                                                     ----------
                                                                      3,322,187

MEDICAL AND HEALTH SERVICES - 1.5%
Columbia\HCA, 7.50% - 2095.........................   1,000,000         967,500

MANUFACTURING - 1.5%
Caterpillar, Inc., 7.375% - 2097...................   1,000,000         966,250

MOTOR VEHICLES & EQUIPMENT - 3.0%
Chrysler Corporation, 7.45% - 2027.................   2,000,000       1,972,500

OIL & GAS COMPANIES - 7.4%
Petroleum Geo-Services, 7.50% - 2007...............   1,142,226       1,157,188
Petroleum Nasional Berhad, 7.125% - 2006...........   1,650,000       1,645,875
Seagull Energy Corporation, 8.625% - 2005..........   1,000,000       1,017,500
Transocean Offshore, Inc., 8.00% - 2027............   1,000,000       1,033,750
                                                                     ----------
                                                                      4,854,313
PAPER & LUMBER PRODUCTS - 1.9%
Domtar, Inc., 9.50% - 2016.........................   1,250,000       1,262,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
CORPORATE BOND SERIES (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                     NUMBER OF         MARKET
CORPORATE BONDS (CONTINUED)                            SHARES          VALUE
--------------------------------------------------------------------------------

PUBLISHING & PRINTING - 1.2%
K-III Communications Corporation, 10.25% - 2004....  $  300,000     $   316,500
Quebecor Printing Capital, 7.25% - 2007............  $  500,000         503,750
                                                                     ----------
                                                                        820,250

STEEL & METAL PRODUCTS - 1.2%
AK Steel, 10.75% - 2004............................  $  750,000         808,125

UTILITIES - 2.0%
Tennessee Gas Pipeline, 7.50% - 2017...............  $1,300,000       1,298,375

TRANSPORTATION - 1.5%
Union Pacific Resources Group, 7.50% - 2026........  $1,000,000         986,250
                                                                     ----------
  Total corporate bonds - 79.1% ...................                  52,108,563

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 5.6%
Chase Capital Trust, 6.1047% - 2027(2).............  $2,500,000       2,450,725
SI Financing Inc., 9.50% - 2026....................      48,000       1,269,000
                                                                     ----------
  Total trust preferred securities - 5.6%..........                   3,719,725

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 6.4%
Federal Home Loan Mortgage Corporation,
  #1311 J, 7.50%-2021 CMO..........................  $1,050,000       1,059,595
  #1930 AB, 7.50%-2023 CMO.........................  $1,661,212       1,682,102
  #112 H, 8.80%-2020 CMO...........................  $  646,027         659,087
Federal National Mortgage Association,
  #1990-52D, 9.30%-2019 CMO........................  $  820,825         840,941
                                                                     ----------
                                                                      4,241,725

U.S. GOVERNMENT SECURITIES - 0.9%
Government National Mortgage Association, #2445,
  8% - 2027........................................  $  575,000         585,601

NON-AGENCY SECURITIES - 4.2%
Chase Capital Mortgage Securities Company, 1997-1B,
  7.37% - 2007 CMO.................................  $1,500,000       1,526,250
General Electric Capital Mortgage Securities,
  1992-7A, 8.30% - 2023 CMO........................  $1,213,754       1,234,854
                                                                     ----------
                                                                      2,761,104
                                                                     ----------
  Total mortgage backed securities - 11.5%.........                   7,588,430
                                                                     ----------
  Total investments - 96.2%........................                  63,416,718


                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
--------------------------------------------------------------------------------

  Cash and other assets, less liabilities - 3.8% ..                 $ 2,473,213
                                                                     ----------
  Total net assets - 100.0%........................                 $65,889,931
                                                                     ==========

SECURITY INCOME FUND
U.S. GOVERNMENT SERIES


U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.5%
  7.125% - 2001....................................  $  700,000     $   708,526

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.6%
  7.40% - 2004.....................................     600,000         624,450
  7.875% - 2005....................................     340,000         363,130
  8.28% - 2025.....................................     500,000         566,950
                                                                     ----------
                                                                      1,554,530
FEDERAL HOME LOAN BANK - 2.0%
  8.29% - 2015.....................................     150,000         166,904

FINANCING CORPORATION - 6.1%
  9.65% - 2018.....................................     400,000         507,000

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 35.2%
  #365608 8.50% - 2024.............................     615,934         642,216
  #411643 7.75% - 2025.............................     690,973         699,811
  #1849   8.00% - 2026.............................     794,565         809,154
  #2270   8.25% - 2026.............................     265,666         274,140
  #9365   7.50% - 2034.............................     521,743         520,767
                                                                     ----------
                                                                      2,946,088

STUDENT LOAN MARKETING ASSOCIATION - 5.7%
  9.25% - 2004.....................................     420,000         479,695

U.S. TREASURY NOTES - 14.6%
  7.25% - 1998.....................................     135,000         136,228
  8.00% - 1999.....................................     460,000         476,785
  8.50% - 2000.....................................     580,000         611,268
                                                                     ----------
                                                                      1,224,281
U.S. TREASURY BONDS - 8.0%
  8.75% - 2008.....................................     600,000         665,394
                                                                     ----------
  Total investments- 98.7%.........................                   8,252,418
  Cash and other assets, less liabilities - 1.3%...                     113,618
                                                                     ----------
  Total net assets - 100%..........................                 $ 8,366,036
                                                                     ==========

                            See accompanying notes.
                                       9

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES

                                                     PRINCIPAL         MARKET
CORPORATE BONDS                                       AMOUNT           VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 1.8%
Atlas Air, 12.25% - 2002...........................  $  100,000     $   111,000

ALUMINUM - 2.4%
Alcan Aluminum, Ltd., 9.20% - 2001.................     148,000         151,145

BANKS - 8.2%
Bangkok Bank Public Company, 7.25% - 2005..........     150,000         144,188
Bank Austria, 7.25% - 2017.........................     160,000         157,200
First Union Corporation, 8.125% - 2002.............     110,000         115,500
Santander Financial Issuances, Ltd., 7.00% - 2006..     100,000          98,750
                                                                     ----------
                                                                        515,638

COMMUNICATIONS - 9.2%
Comcast Corporation, 9.125% - 2006.................     100,000         104,750
Heritage Media Corporation, 8.75% - 2006...........      50,000          51,875
K-III Communications Corporation, 10.25% - 2004....      75,000          79,125
Rogers Communication, Inc., 9.125% - 2006..........     100,000         101,250
Valassis Communications, Inc., 9.55% - 2003........     125,000         134,844
Westinghouse Electric Company, 8.37% - 2002........     100,000         103,750
                                                                     ----------
                                                                        575,594

ELECTRIC COMPANIES - 2.4%
Consolidated Edison Company of New York, -
  6.625% - 2002....................................     150,000         148,687

ELECTRIC & GAS COMPANIES - 2.5%
Public Service Electric & Gas Company, 8.75% - 1999     150,000         156,187

ELECTRONICS - 1.7%
Pioneer Standard Electronics, Inc., 8.50% - 2006...     100,000         104,250

FINANCE - 9.9%
Ford Motor Credit Company, 8.375% - 2000 ..........     150,000         156,375
Household Finance Corporation, 8.00% - 2004........     150,000         157,875
International Lease Finance Corporation 8.25% -
  2000.............................................     150,000         155,813
MCN Investment Corporation, 6.32% - 2003...........     150,000         146,250
                                                                     ----------
                                                                        616,313


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FOOD & BEVERAGE TRADE - 4.1%
Cott Corporation, 9.375% - 2005....................  $  100,000     $   104,750
FEMSA Fomento Economico Mexicano SA, 9.50% - 1997..     100,000         100,125
Panamerican Beverage, Inc., 8.125% - 2003..........      50,000          50,875
                                                                     ----------
                                                                        255,750

HOSPITAL MANAGEMENT - 1.7%
Tenet Healthcare, 10.125% - 2005...................     100,000         109,250

INSURANCE - 2.3%
Travelers Capital Trust, 7.75% - 2036..............     150,000         145,500

MANUFACTURING - 1.7%
Shop Vac Corporation, 10.625% - 2003...............     100,000         106,250

NATURAL GAS COMPANIES - 2.6%
Vastar Resources, Inc., 8.75% - 2005...............     150,000         161,437

OIL & GAS COMPANIES - 4.8%
Petroleum Nasional Berhad, 7.125% - 2006...........     150,000         149,625
Seagull Energy Corporation, 8.625% - 2005..........     150,000         152,625
                                                                     ----------
                                                                        302,250

RETAIL TRADE - 2.5%
Walmart Stores, Inc., 7.50% - 2004.................     150,000         155,063

SANITARY SERVICES - 2.5%
WMX Technologies, Inc., 8.25% - 1999...............     150,000         155,812

TOBACCO PRODUCTS - 2.5%
Dimon, Inc., 8.875% - 2006.........................     150,000         156,375
                                                                     ----------

  Total corporate bonds - 62.8%....................                   3,926,501

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 1.9%
SI Financing Inc., 9.50% - 2026....................       4,560         120,555

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 21.4%
Federal Home Loan Mortgage Corporation,
  #1311 J, 7.50%-2021 CMO..........................     100,000         100,914
  #1930 AB, 7.50%-2023 CMO.........................     195,437         197,894
  #1102 G, 8.00%-2020 CMO..........................     171,084         173,339
  #1104 K, 8.50%-2020 CMO..........................      44,000          45,188
  #42 K, 8.00% - 2024 CMO..........................     186,000         190,775

                            See accompanying notes.
                                       10

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
MORTGAGE BACKED SECURITIES (CONTINUED)                AMOUNT           VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES, CONTINUED
Federal National Mortgage Association
  #1992-98 PJ, 7.50% - 2019 CMO ...................  $  118,000     $   118,993
  #1992-143 J, 7.00% - 2020 CMO....................     100,000          98,110
  #1993-160 ZB, 6.50%- 2023 CMO....................     165,774         146,866
  #1993-194 E, 5.70% - 2008 CMO....................     120,265         115,102
Government National Mortgage Association,
  #2445, 8.00% - 2027 .............................     150,000         152,766
                                                                     ----------
                                                                      1,339,947
NON AGENCY SECURITIES - 3.5%
General Electric Capital Mortgage Securities
  #1992-7A, 8.30% - 2023 CMO.......................     112,753         114,713
Sears Mortgage Securities
  #1994-14 T3, 8.50% - 2022 CMO....................     100,000         103,078
                                                                     ----------
                                                                        217,791
                                                                     ----------

  Total mortgage backed securities - 24.9%.........                   1,557,738

GOVERNMENT & GOVERNMENT AGENCY SECURITIES
-----------------------------------------

CANADIAN GOVERNMENT AGENCIES - 2.6%
Province of Quebec, 8.625% - 2005 .................     150,000         163,313

U.S. GOVERNMENT AGENCY SECURITIES - 2.5%
Federal National Mortgage Association, 8.50% - 2005     150,000         156,185
                                                                     ----------
  Total government & government agency
    securities - 5.1%..............................                     319,498
                                                                     ----------
  Total investments - 94.7%........................                   5,924,292
  Cash and other assets, less liabilities - 5.3%...                     334,346
                                                                     ----------
  Total net assets - 100.0%........................                 $ 6,258,638
                                                                     ==========

SECURITY INCOME FUND
HIGH YIELD SERIES

CORPORATE BONDS
---------------

APPAREL - 2.3%
Tultex Corporation, 10.625% - 2005.................  $  150,000     $   164,625

BANKS & CREDIT - 1.5%
B.F. Saul Reit, 11.625% - 2002.....................     100,000         107,500


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

BEVERAGES - 2.9%
Cott Corporation, 9.375% - 2005....................  $  100,000     $   104,750
Delta Beverage Group, 9.75% - 2003.................     100,000         104,375
                                                                     ----------
                                                                        209,125

BROADCAST MEDIA - 2.8%
Allbritton Communications Company, 9.75% - 2004....     135,000          99,250
Heritage Media Corporation, 8.75% - 2006...........     100,000         103,750
                                                                     ----------
                                                                        203,000

CABLE SYSTEMS - 1.5%
Rogers Cablesystems, 9.625% - 2002.................     100,000         105,625

CHEMICALS - 2.6%
Envirodyne Industries, Inc., 12.00% - 2000.........     170,000         185,938

COMMUNICATIONS - 3.2%
K-III Communications, 10.25% - 2004................      50,000          52,750
Rogers Communications, Inc., 9.125% - 2006.........      70,000          70,875
Valassis Communications, Inc., 9.55% - 2003........     100,000         107,875
                                                                     ----------
                                                                        231,500

COMMUNICATION SERVICES - 7.4%
CF Cable TV, Inc., 11.625% - 2005..................     125,000         143,125
Cablevision Systems Corporation, 10.75% - 2004.....     100,000         103,625
Century Communications Corporation, 9.50% - 2005...     125,000         128,437
Comcast Corporation, 9.125% - 2006.................     150,000         157,125
                                                                     ----------
                                                                        532,312

ELECTRIC UTILITIES - 4.3%
AES Corporation, 10.25% - 2006.....................     135,000         160,500
Cal Energy Company, Inc. 9.50% - 2006..............     150,000         147,150
                                                                     ----------
                                                                        307,650

ENTERTAINMENT - 4.2%
Harrahs Operating, Inc., 8.75% - 2000 .............     100,000         102,375
Showboat, Inc., 9.25% - 2008.......................     100,000         102,500
Station Casinos, Inc., 9.625% - 2003...............     100,000          99,500
                                                                     ----------
                                                                        304,375

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES - 3.5%
Dollar Financial Group, Inc., 10.875% - 2006.......  $  100,000     $   107,000
Homeside Inc., 11.25% - 2003.......................     125,000         145,156
                                                                     ----------
                                                                        252,156

FOOD AND BEVERAGES - 1.5%
Chiquita Brands International Inc., 10.25% - 2006 .     100,000         106,500

FOOD PROCESSING - 1.6%
TLC Beatrice International Holdings, Inc.,
  11.50% - 2005....................................     100,000         112,375

FOOD WHOLESALERS - 1.1%
Southland Corporation, 4.50% - 2004................     100,000          78,750

HEALTH CARE SERVICES - 3.7%
Regency Health Services, Inc., 9.875% - 2002.......     100,000         103,250
Tenet Healthcare Corporation, 10.125% - 2005.......     150,000         163,875
                                                                     ----------
                                                                        267,125

HOTEL/MOTEL - 1.9%
Four Seasons Hotel, Inc., 9.125% - 2000............     125,000         134,688

MANUFACTURING - 8.7%
AAF-McQuay Inc., 8.875% - 2003.....................     100,000         100,250
AGCO Corporation, 8.50% - 2006.....................     100,000         102,625
Johns Manville International Group, Inc.,
  10.875% - 2004...................................     100,000         111,250
Sequa Corporation, 9.375% - 2003...................     100,000         102,125
Shop Vac Corporation, 10.625% - 2003...............     100,000         106,250
Titan Wheel International, Inc. 8.75% - 2007.......     100,000         101,750
                                                                     ----------
                                                                        624,250

MISCELLANEOUS - 0.8%
Packard Bioscience Company, 9.375% - 2007..........      60,000          60,900

OIL - 4.1%
Maxus Energy Corporation, 9.50% - 2003.............     135,000         141,581
Seagull Energy Corporation, 8.625% - 2005..........     150,000         152,625
                                                                     ----------
                                                                        294,206

OFFICE EQUIPMENT AND SUPPLIES - 1.5%
Knoll, Inc., 10.875% - 2006........................     100,000         110,750


                                                     PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 1.8%
Plastic Containers, Inc., 10.00% - 2006............  $  125,000     $   129,688

PETROLEUM - 1.4%
Crown Central Petroleum, 10.875% - 2005............     100,000         104,750

PUBLISHING - 3.6%
Golden Books Publishing, Inc., 7.65% - 2002........     170,000         160,225
Hollinger International Publishing, 8.625% - 2005..     100,000         101,750
                                                                     ----------
                                                                        261,975

RECREATION - 1.5%
AMF Group, Inc., 10.875% - 2006....................     100,000         108,000

RESTAURANTS - 2.0%
Carrols Corporation, 11.50% - 2003.................     135,000         144,618

RETAIL - 1.4%
Central Tractor, 10.625% - 2007....................     100,000         103,750

RETAIL - GENERAL MERCHANDISING - 1.5%
Cole National Group, 9.875% - 2006.................     100,000         105,250

STEEL - 1.1%
AK Steel Corporation, 9.125% - 2006................      75,000          77,063

TELECOMMUNICATIONS - 2.1%
Centennial Cellular, 8.875% - 2001.................     150,000         150,000

TEXTILES - 3.4%
Pillowtex Corporation, 10.00% - 2006...............     100,000         105,875
Westpoint Stevens,Inc. 9.375% - 2005...............     135,000         141,581
                                                                     ----------
                                                                        247,456

TOBACCO - 2.0%
Dimon, Inc. 8.875% - 2006..........................     135,000         140,738

TRANSPORTATION - 4.6%
Atlas Air, Inc., 12.25% - 2002.....................     175,000         194,250
Teekay Shipping Corporation, 8.32% - 2003..........     135,000         136,350
                                                                     ----------
                                                                        330,600
                                                                     ----------

  Total corporate bonds - 87.5% ...................                   6,297,238

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY INCOME FUND
HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                     NUMBER OF         MARKET
PREFERRED STOCKS                                       SHARES          VALUE
--------------------------------------------------------------------------------

BANKS AND CREDIT - 2.7%
California Federal Bank............................       1,750     $   194,250

COMMUNICATIONS - 1.7%
Cablevision Systems................................         514          52,411
K-III Communications...............................      65,100          71,225
                                                                     ----------
                                                                        123,636
                                                                     ----------

  Total preferred stocks - 4.4%....................                     317,886

TRUST PREFERRED SECURITIES(4)
-----------------------------

FINANCE - 1.5%
Salomon Brothers Financing, 9.50% -2026............       4,000         105,750
                                                                     ----------

  Total investments - 93.4%........................                   6,720,874
  Cash and other assets, less liabilities - 6.6%...                     473,573
                                                                     ----------
  Total net assets -100.0%.........................                 $ 7,194,447
                                                                     ==========


SECURITY TAX-EXEMPT FUND

MUNICIPAL BONDS
---------------

CIVIC CENTER DEVELOPMENT REVENUE - 1.1%
District of Columbia Redevelopment Washington D.C.
  Sports Arena 5.40% - 2000 .......................  $  250,000     $   250,938

EDUCATION REVENUE - 29.7%
Illinois Chicago School, Series A, 4.90% - 2005....  $1,000,000         990,000
Iowa Higher Education, St. Ambrose, 5.75% - 2011...  $  480,000         466,200
Island County Washington School District South
  Whidbey, 6.75% - 2007 ...........................  $1,000,000       1,153,460
Federal Way, Washington School District,
  4.80% - 2007.....................................  $1,000,000         977,500
Mukwanago, Wisconsin School District, 5.00% - 2004.  $  500,000         506,250
North Brunswick Township, New Jersey Board of
  Education, 6.30% - 2013..........................  $1,000,000       1,071,250
Northfield, Minnesota School District #659,
  4.80% - 2007 ....................................  $  500,000         493,125
Vigo County Indiana Middle School Building
  Corporation, 5.80% - 2013 .......................  $1,000,000       1,012,500
                                                                     ----------
                                                                      6,670,285


SECURITY TAX-EXEMPT FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
MUNICIPAL BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

ELECTRIC UTILITY REVENUE - 19.4%
Georgia Municipal Electric Authority, 5.25% - 2025. $1,000,000 $ 947,500 Massachusetts Municipal Wholesale Electric Company
Power Supply System, Series B, 6.625% - 2004.......   1,200,000       1,296,000
Nebraska Public Power District Revenue, Series A,
  6.25% - 2022.....................................   1,000,000       1,038,750
Washington Public Power Supply System Revenue
  Nuclear Project #2, 6.30% - 2012.................   1,000,000       1,075,000
                                                                     ----------
                                                                      4,357,250

GENERAL OBLIGATION - 12.7%
Clark County, Nevada School District, Series A,
  5.50% - 2016.....................................   1,000,000       1,000,000
Dade County Florida, 5.75% - 2001..................   1,000,000       1,048,750
State of Illinois, 6.10% - 2003....................     750,000         802,500
                                                                     ----------
                                                                      2,851,250

POLLUTION CONTROL - 4.5%
Kansas City, Kansas General Motors Corporation
  Project, 5.45% - 2006............................   1,000,000       1,015,000

PORTS & HARBORS - 2.3%
Kansas City, Missouri Port Authority Riverfront
  Park, 5.75% - 2005...............................     500,000         516,250

SALES TAX REVENUE - 4.4%
Los Angeles, California, 5.625% - 2018.............   1,000,000         996,250

SEWER REVENUE - 19.0%
DuPage County, Illinois Stormwater Project
  Refunding, 5.60% - 2021..........................   1,000,000       1,016,250
Houston, Texas Water & Sewer System Revenue,
  Series A, 6.20% - 2020...........................   1,000,000       1,048,750
King County Washington Sewer Revenue, Series A,
  6.25% - 2034.....................................   1,000,000       1,053,750
Los Angeles, CA Wastewater System Revenue,
  6.00% - 2014.....................................   1,100,000       1,138,500
                                                                     ----------
                                                                      4,257,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SECURITY TAX-EXEMPT FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
MUNICIPAL BONDS (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------

VARIOUS PURPOSE REVENUE - 4.5%
Denver Metropolitan Major League Baseball Stadium
  Project, 4.00% - 1999............................  $1,000,000     $   996,250
                                                                     ----------

  Total investments - 97.6%........................                  21,910,723
  Cash and other assets, less liabilities - 2.4%...                     538,848
                                                                     ----------
  Total net assets - 100.0%........................                 $22,449,571
                                                                     ==========

SECURITY CASH FUND

COMMERCIAL PAPER
----------------

BEVERAGES - 1.0%
PepsiCo, Inc., 5.48%, 7-7-97.......................  $  500,000     $   499,543

BROKERAGE - 9.9%
Bear Stearns Companies, Inc., 5.57%, 7-8-97........   2,300,000       2,297,509
Merrill Lynch & Company, Inc.,.....................   2,252,000
  5.53%, 7-3-97....................................                   1,421,563
  5.56%, 7-7-97....................................                      99,907
  5.55%, 7-10-97...................................                     414,424
  5.58%, 8-8-97....................................                     102,394
  5.59%, 9-29-97...................................                     209,037
                                                                     ----------
                                                                      4,544,834

BUSINESS SERVICES - 6.5%
A1 Credit Corporation, 5.48%, 7-7-97...............   1,000,000         999,087
General Electric Capital Corporation, 5.54%, 8-8-97   2,000,000       1,988,304
                                                                     ----------
                                                                      2,987,391

COMBINATION GAS & ELECTRIC - 9.6%
Dayton Power & Light Company, 5.56%, 7-15-97.......   2,200,000       2,195,243
Pacific Gas & Electric Company 5.56%, 7-21-97......   2,000,000       1,993,822
South Carolina Electric & Gas Company,
  5.52%, 7-18-97...................................     250,000         249,348
                                                                     ----------
                                                                      4,438,413

COMPUTER SYSTEMS - 2.6%
International Business Machines Corporation,
  5.50%, 7-14-97...................................   1,200,000       1,197,617


SECURITY CASH FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------

ELECTRIC UTILITIES - 15.6%
Alabama Power Company, 5.55%, 7-11-97..............  $  100,000     $    99,846
Carolina Power & Light Company, 5.53%, 7-29-97.....   1,380,000       1,374,064
Idaho Power Company, 5.53%, 7-21-97................     915,000         912,189
Interstate Power Company,..........................   2,037,000
  5.53%, 7-9-97....................................                     998,771
  5.55%, 7-9-97....................................                      99,877
  5.55%, 7-9-97....................................                     236,708
  5.55%, 8-19-97...................................                     694,712
New England Power Company, 5.57%, 7-14-97..........     638,000         636,717
Progress Capital Holdings, Inc.,...................   2,150,000
  5.54%, 7-11-97...................................                     698,923
  5.5%, 7-11-97....................................                     199,691
  5.55%, 7-17-97...................................                   1,246,917
                                                                     ----------
                                                                      7,198,415

ELECTRONICS - 3.7%
AVNET, Inc., 5.57%, 8-11-97........................   1,700,000       1,689,217

ENGINEERING - 4.8%
Fluor Corporation, 5.54%, 7-31-97..................   2,200,000       2,189,843

INSURANCE - 2.7%
AIG Funding, Inc., 5.48%, 7-3-97...................   1,240,000       1,239,622

MANUFACTURING - 4.3%
Eaton Corporation, 5.55%, 7-25-97..................   2,000,000       1,992,600

NATURAL GAS - 2.8%
LaClede Gas Company, 5.52%, 7-10-97................   1,300,000       1,298,206

PHARMACEUTICALS - 3.6%
Allergan, Inc.,....................................   1,685,000
  5.56%, 7-22-97...................................                     598,054
  5.55%, 8-5-97....................................                   1,079,146
                                                                     ----------
                                                                      1,677,200

PHOTOGRAPH/IMAGING - 4.7%
Eastman Kodak Company,.............................   2,170,000
  5.50%, 7-18-97...................................                     668,260
  5.50%, 7-30-97...................................                   1,493,354
                                                                     ----------
                                                                      2,161,614

TELECOMMUNICATIONS - 4.5%
Pacific Bell, 5.60%, 7-11-97.......................   2,100,000       2,096,733
                                                                     ----------
  Total commercial paper - 76.3%...................                  35,211,248

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITES)


SECURITY CASH FUND (CONTINUED)

                                                     PRINCIPAL         MARKET
U.S. GOVERNMENT & AGENCIES                            AMOUNT           VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGES - 15.2%
  5.90%, 7-8-98....................................  $2,000,000     $ 2,000,000
  6.13%, 4-17-98...................................   1,000,000       1,000,000
  5.87%, 1-30-98...................................   2,000,000       2,000,000
  5.63%, 3-30-98...................................   2,000,000       2,000,000
                                                                     ----------
                                                                      7,000,000

SMALL BUSINESS ASSOCIATION POOLS - 11.7%
  #501927, 6.75%, 20171............................   1,832,168       1,849,477
  #501398, 6.125%, 20182...........................     929,169         932,654
  #503152, 6.125%, 20202...........................     919,524         919,524
  #503295, 6.00%, 20212............................     813,286         813,794
  #503303, 6.00%, 20212............................     861,133         861,671
                                                                     ----------
                                                                      5,377,120

  Total U.S. government & agencies - 26.9%.........                  12,377,120
                                                                     ----------
  Total investments - 103.2%.......................                  47,588,368
  Liabilities in excess of cash & other
     assets - (3.2%)...............................                  (1,496,109)
                                                                     ----------
  Total net assets - 100%..........................                 $46,092,259
                                                                     ==========

The identified cost of investments owned at June 30, 1997, was the same for federal income tax and book purposes.

CMO - (Collateralized Mortgage Obligation)

(1)  Varible rate security which may be reset the first of each month.

(2)  Variable rate security which may be reset the first of each quarter.

(3) Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturity.

(4) Trust preferred securities - securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                            See accompanying notes.

BALANCE SHEETS
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost
  $63,108,877, $8,188,786, $5,862,720,
  $6,495,108, $21,466,535 and
  $12,377,120, respectively).............  $63,416,718     $8,252,418     $5,924,292     $6,720,874     $21,910,723     $12,377,120
Commercial paper, at amortized cost which
  approximates market value..............                                                                                35,211,248
Cash.....................................      662,349         24,189         95,820        346,845         152,424         246,222
Receivables:
  Fund shares sold.......................      249,653         10,694          8,339            476             286         174,044
  Securities sold........................      539,076            ---        107,815            ---             ---         163,954
  Interest...............................    1,127,654        137,735        120,483        136,937         398,814         218,399
  Prepaid expenses.......................       15,350         16,047         16,129            823          12,300          44,888
                                            ----------      ---------      ---------      ---------      ----------      ----------
    Total assets.........................  $66,010,800     $8,441,083     $6,272,878     $7,205,955     $22,474,547     $48,435,875
                                            ==========      =========      =========      =========      ==========      ==========

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
    Securities purchased ................  $       ---     $      ---     $      ---     $      ---     $       ---     $ 2,000,000
    Fund shares redeemed.................       50,865         65,955          5,000            ---           4,801          89,882
    Dividends payable to shareholders....          ---            ---            ---            ---             ---         197,852
  Other Liabilities:
    Management fees......................       28,063            ---            ---            ---           9,543          26,214
    Custodian fees.......................          ---          3,173          3,041            ---             ---           2,488
    Transfer and administration fees.....       13,713          2,184            919            841           2,972          11,775
    Professional fees....................        5,668            ---          2,299          1,771           1,411           4,979
    12b-1 distribution plan fees.........       18,702          2,263          1,882          3,479           1,067             ---
    Miscellaneous fees...................        3,858          1,472          1,099          5,417           5,182          10,426
                                            ----------      ---------      ---------      ---------      ----------      ----------
      Total liabilities..................      120,869         75,047         14,240         11,508          24,976       2,343,616

Net Assets:
  Paid in capital........................   79,186,608      9,253,172      6,269,515      6,971,265      23,419,310      46,092,259
  Undistributed net investment income
    (loss)...............................       54,741         11,328          9,795          1,076           7,394             ---
  Accumulated undistributed net realized
    gain (loss)on sale of investments....  (13,659,259)      (962,096)       (82,244)        (3,660)     (1,421,321)            ---
  Net unrealized appreciation
    (depreciation)in value of investments      307,841         63,632         61,572        225,766         444,188             ---
                                            ----------      ---------      ---------      ---------      ----------      ----------
      Net assets.........................   65,889,931      8,366,036      6,258,638      7,194,447      22,449,571      46,092,259
                                            ----------      ---------      ---------      ---------      ----------      ----------
        Total liabilities and net assets.  $66,010,800     $8,441,083     $6,272,878     $7,205,955     $22,474,547     $48,435,875
                                            ==========      =========      =========      =========      ==========      ==========

CLASS "A" SHARES
  Capital shares outstanding.............    8,605,563      1,633,517        530,358        261,532       2,174,152      46,092,259
  Net assets.............................  $58,539,150     $7,636,561     $5,366,418     $4,071,017     $21,191,750     $46,092,259
  Net asset value per share (net assets
    divided by shares outstanding).......        $6.80          $4.67         $10.12         $15.57           $9.75           $1.00
  Add: Selling commission (4.75% of the
    offering price)......................         0.34           0.23           0.50           0.78            0.49             ---
                                            ----------     ----------     ----------     ----------      ----------      ----------
  Offering price per share (net asset
    value divided by 95.25%).............        $7.14          $4.90         $10.62         $16.35          $10.24           $1.00
                                            ==========     ==========     ==========     ==========      ==========      ==========

CLASS "B" SHARES
  Capital shares outstanding.............    1,074,782        156,272         88,394        200,907         128,842             ---
  Net assets.............................  $ 7,350,781     $  729,475     $  892,220     $3,123,430     $ 1,257,821             ---
  Net asset value per share (net assets
    divided by shares outstanding).......        $6.84          $4.67         $10.09         $15.55           $9.76             ---
                                            ==========     ==========     ==========     ==========      ==========      ==========

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends..............................  $       ---      $    ---       $    ---       $ 14,812       $    ---        $      ---
  Interest...............................    2,740,937       316,292        227,482        270,997        604,384         1,363,485
                                            ----------       -------        -------        -------        -------         ---------
    Total investment income..............    2,740,937       316,292        227,482        285,809        604,384         1,363,485

EXPENSES:
  Management fees........................      175,787        21,048         14,800         16,877         57,082           122,068
  Custodian fees.........................       11,666         1,475          1,172            545            641             3,796
  Transfer/maintenance fees..............       53,657         9,072          2,482          1,153          7,780            59,549
  Administration fees....................       31,641         3,788          2,664          2,826         10,275            10,986
  Directors' fees........................        3,719           477            222            145          4,873             4,751
  Professional fees......................        3,320         2,315          2,801          3,571          2,881             2,976
  Reports to shareholders................        2,889           528            254             29          1,157             4,462
  Registration fees......................       12,490           261          1,633         12,827         12,102             1,493
  Other expenses.........................        4,809           743            670            851          1,404             4,699
  12b-1 distribution plan fees...........      114,982        13,054         10,684         18,645          6,289               ---
                                            ----------       -------        -------        -------        -------         ---------
                                               414,960        52,761         37,382         57,469        104,484           214,780

Less:  Earnings credits applied..........          ---           ---           (922)           ---           (641)              ---
       Reimbursement of expenses.........       (8,429)      (21,048)       (14,800)       (16,877)        (1,279)              ---
                                            ----------       -------        -------        -------        -------         ---------
         Total expenses..................      406,531        31,713         21,660         40,592        102,564           214,780
                                            ----------       -------        -------        -------        -------         ---------
           Net investment income.........    2,334,406       284,579        205,822        245,217        501,820         1,148,705

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the
    period on:
      Investments........................   (1,302,331)       16,281        (12,680)        32,925         56,566               ---
  Net change in unrealized appreciation
    (depreciation) during the period on:
      Investments........................      510,568       (97,957)        (1,978)        78,699         (7,665)              ---
                                            ----------       -------        -------        -------        -------         ---------
        Net gain (loss)..................     (791,763)      (81,676)       (14,658)       111,624         48,901               ---
                                            ----------       -------        -------        -------        -------         ---------
        Net increase in net assets
          resulting from operations......  $ 1,542,643      $202,903       $191,164       $356,841       $550,721        $1,148,705
                                            ==========       =======        =======        =======        =======         =========

                            See accompanying notes.
                                       17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:

Net investment income....................  $ 2,334,406    $   284,579     $  205,822     $  245,217     $   501,820     $ 1,148,705
Net realized gain (loss).................   (1,302,331)        16,281        (12,680)        32,925          56,566             ---
Unrealized appreciation (depreciation)
  during the period......................      510,568        (97,957)        (1,978)        78,699          (7,665)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase in net assets
      resulting from operations..........    1,542,643        202,903        191,164        356,841         550,721       1,148,705

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A ...............................   (2,065,526)      (253,835)      (169,955)      (139,147)       (480,210)     (1,148,705)
  Class B................................     (214,139)       (19,574)       (26,072)      (105,715)        (19,775)            ---

Net realized gain
  Class A ...............................          ---            ---            ---            ---             ---             ---
  Class B ...............................          ---            ---            ---            ---             ---             ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Total distributions to
      shareholders.......................   (2,279,665)      (273,409)      (196,027)      (244,862)       (499,985)     (1,148,705)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A................................    2,847,618        488,692      1,049,826      1,196,616         292,969     126,053,217
  Class B................................    2,095,075        116,369        186,411        255,623          43,996             ---
Dividends reinvested
  Class A................................    1,557,138        210,311        151,594        139,098         276,810       1,096,379
  Class B................................      196,736         16,786         26,072        105,715          13,490             ---
Shares redeemed
  Class A................................  (18,556,565)    (1,033,432)      (770,958)      (112,283)     (2,729,189)   (126,388,061)
  Class B................................   (2,176,694)       (59,583)       (78,353)        (1,407)       (313,744)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase (decrease)from
      capital share transactions.........  (14,036,692)      (260,857)       564,592      1,583,362      (2,415,668)        761,535
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Total increase (decrease)
          in net assets..................  (14,773,714)      (331,363)       559,729      1,695,341      (2,364,932)        761,535

NET ASSETS:

Beginning of period......................   80,663,645      8,697,399      5,698,909      5,499,106      24,814,503      45,330,724
                                            ----------     ----------      ---------      ---------      ----------      ----------
End of period............................  $65,889,931    $ 8,366,036     $6,258,638     $7,194,447     $22,449,571     $46,092,259
                                            ==========     ==========      =========      =========      ==========      ==========
Undistributed net investment income at
  end of period .........................      $54,741        $11,328         $9,795         $1,076          $7,394            $---
                                            ==========     ==========      =========      =========      ==========      ==========
(a) Shares issued and redeemed
    Shares sold
      Class A............................      418,427        104,439        104,775         78,338          30,148     126,053,217
      Class B............................      307,492         25,092         18,521         16,649           4,522             ---
    Dividends reinvested
      Class A............................      230,231         45,284         15,099          9,033          28,713       1,096,379
      Class B............................      167,775          3,617          2,602          6,871           1,397             ---
    Shares redeemed
      Class A ...........................   (2,724,117)      (221,050)       (76,428)        (7,307)       (282,449)   (126,388,061)
      Class B............................     (319,394)       (12,765)        (7,820)           (92)        (32,347)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Net increase (decrease)..........   (1,919,586)       (55,383)        56,749        103,492        (250,016)        761,535
                                            ==========     ==========      =========      =========      ==========      ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                             SECURITY INCOME FUND
                                           --------------------------------------------------------
                                                              U.S.          LIMITED                      SECURITY
                                            CORPORATE      GOVERNMENT      MATURITY      HIGH YIELD     TAX-EXEMPT       SECURITY
                                           BOND SERIES       SERIES       BOND SERIES      SERIES          FUND          CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:

Net investment income....................  $ 5,712,167    $   685,751     $  351,230     $  151,652     $ 1,153,538     $ 2,158,130
Net realized gain (loss).................   (1,347,012)       182,946        (46,509)       (36,585)         56,324             ---
Unrealized appreciation (depreciation)
  during the period......................   (5,522,985)      (735,463)      (186,260)       147,067        (671,331)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
Net increase (decrease) in net assets
  resulting from operations..............   (1,157,830)       133,234        118,461        262,134         538,531       2,158,130

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A................................   (5,393,982)      (655,579)      (304,962)       (79,996)     (1,107,445)     (2,158,130)
  Class B................................     (343,417)       (32,686)       (47,156)       (70,935)        (44,319)            ---
Tax return of capital
  Class A................................          ---            ---         (5,684)           ---             ---             ---
  Class A................................          ---            ---           (879)           ---             ---             ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Total distributions to shareholders..   (5,737,399)      (688,265)      (358,681)      (150,931)     (1,151,764)     (2,158,130)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A................................    8,731,109      1,930,782      2,444,146      2,644,208       1,613,431     310,586,017
  Class B................................    3,464,361        375,419        269,401      2,611,381         579,929             ---
Dividends Reinvested
  Class A................................    4,241,649        543,532        284,749         79,998         626,193       1,969,086
  Class B................................      304,987         26,151         47,452         70,935          31,495             ---
Cost of shares redeemed
  Class A................................  (26,834,054)    (3,998,800)      (913,142)           (48)     (3,379,177)   (305,382,279)
  Class B................................   (1,793,517)      (286,899)      (267,281)       (18,571)       (260,053)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
    Net increase (decrease) from capital
      share transactions.................  (11,885,465)    (1,409,815)     1,865,325      5,387,903        (788,182)      7,172,824
                                            ----------     ----------      ---------      ---------      ----------      ----------
      Total increase (decrease) in net
        assets...........................  (18,780,694)    (1,964,846)     1,625,105      5,499,106      (1,401,415)      7,172,824

NET ASSETS:

Beginning of period......................   99,444,339     10,662,245      4,073,804            ---      26,215,918      38,157,900
                                            ----------     ----------      ---------      ---------      ----------      ----------
End of period............................  $80,663,645    $ 8,697,399     $5,698,909     $5,499,106     $24,814,503     $45,330,724
                                            ==========     ==========      =========      =========      ==========      ==========
Undistributed net investment income at
  end of period..........................  $       ---    $       158     $      ---     $      721     $     5,559     $       ---
                                            ==========     ==========      =========      =========      ==========      ==========
(a) Shares issued and redeemed
    Shares sold
      Class A ...........................    1,257,439        408,653        236,285        176,201         167,132     310,586,017
      Class B............................      497,238         79,022         25,885        174,028          59,521             ---
    Dividends reinvested
      Class A............................      608,432        115,124         27,590          5,270          65,031       1,969,086
      Class B............................       43,584          5,533          4,593          4,677           3,268             ---
    Shares redeemed
      Class A............................   (3,860,010)      (845,356)       (88,496)            (3)       (350,952)   (305,382,279)
      Class B............................     (256,329)       (61,304)       (25,864)        (1,226)        (27,117)            ---
                                            ----------     ----------      ---------      ---------      ----------      ----------
        Net increase (decrease)..........   (1,709,646)      (298,328)       179,993        358,947         (83,117)      7,172,824
                                            ==========     ==========      =========      =========      ==========      ==========

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


CORPORATE BOND SERIES (CLASS A)                                      FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                       1997(D)(H)      1996(D)(F)      1995(D)(F)         1994            1993            1992
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 6.87           $7.39           $6.68           $7.81           $7.72           $7.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.233           0.470           0.470           0.490           0.520           0.610
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.076)         (0.517)          0.708          (1.127)          0.521           0.044
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.157          (0.047)          1.178          (0.637)          1.041           0.654

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.227)         (0.473)         (0.468)         (0.493)         (0.527)         (0.614)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.424)            ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.227)         (0.473)         (0.468)         (0.493)         (0.951)         (0.614)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $6.80           $6.87           $7.39           $6.68           $7.81           $7.72
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.35%          (0.50%)         18.20%          (8.30%)         13.40%           9.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $58,539         $73,360         $93,701         $90,593        $118,433        $104,492
Ratio of Expenses to Average Net
  Assets............................          1.08%           1.01%           1.02%           1.01%           1.02%           1.01%
Ratio of Net Income (Loss) to
  Average Net Assets................          6.72%           6.54%           6.62%           6.91%           6.46%           7.97%
Portfolio Turnover Rate.............           165%            292%            200%            204%            157%             61%


CORPORATE BOND SERIES (CLASS B)                               FISCAL PERIOD ENDED DECEMBER 31
                                      -----------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)         1993(B)
                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 6.90          $ 7.43          $ 6.71          $ 7.84           $8.59

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.195           0.400           0.400           0.430           0.110
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.053)         (0.517)          0.725          (1.129)         (0.324)
                                      -------------   -------------   -------------   -------------   -------------

  Total from Investment Operations..          0.142          (0.117)          1.125          (0.699)         (0.214)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.202)         (0.413)         (0.405)         (0.431)         (0.112)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.424)
                                      -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............         (0.202)         (0.413)         (0.405)         (0.431)         (0.536)
                                      -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $6.84           $6.90           $7.43           $6.71           $7.84
                                      =============   =============   =============   =============   =============

TOTAL RETURN(A).....................          2.12%          (1.40%)         17.30%          (9.00%)         (2.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $7,351          $7,303          $5,743          $3,878          $1,022
Ratio of Expenses to Average Net
  Assets............................          1.85%           1.85%           1.85%           1.85%           1.88%
Ratio of Net Income (Loss) to
  Average Net Assets................          5.94%           5.70%           5.80%           6.08%           5.16%
Portfolio Turnover Rate.............           165%            292%            200%            204%            164%

                            See Accompanying Notes.
                                       20

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


U.S. GOVERNMENT SERIES (CLASS A)                                     FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)         1993(C)         1992(C)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $4.71           $4.97           $4.35           $4.97           $5.04           $5.17

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.160           0.310           0.300           0.300           0.310           0.370
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.047)         (0.256)          0.620          (0.621)          0.274          (0.126)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.113           0.054           0.920          (0.321)          0.584           0.244

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.153)         (0.314)         (0.300)         (0.299)         (0.310)         (0.366)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.344)            ---
Return of Capital...................            ---             ---             ---             ---             ---          (0.008)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.153)         (0.314)         (0.300)         (0.299)         (0.654)         (0.374)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $4.67           $4.71           $4.97           $4.35           $4.97           $5.04
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.47%           1.30%          21.90%          (6.50%)         10.90%           5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $7,637          $8,036         $10,080          $8,309         $10,098          $9,364
Ratio of Expenses to Average Net
  Assets............................          0.55%           0.65%           1.11%           1.10%           1.10%           1.11%
Ratio of Net Income (Loss) to
  Average Net Assets................          5.67%           6.44%           6.41%           6.47%           5.90%           7.22%
Portfolio Turnover Rate.............            25%             75%             81%            220%            153%            157%


U.S. GOVERNMENT SERIES (CLASS A)                             FISCAL PERIOD ENDED DECEMBER 31
                                      -----------------------------------------------------------------------------
                                      1997(C)(D)(H)   1996(C)(D)(F)   1995(C)(D)(F)      1994(C)       1993(B)(C)
                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $4.71           $4.97           $4.35           $4.97           $5.51

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.120           0.250           0.260           0.260           0.040
Net Gain (Loss) on Securities
  (realized & unrealized)...........         (0.027)         (0.254)          0.625          (0.624)         (0.193)
                                      -------------   -------------   -------------   -------------   -------------
  Total from Investment Operations..          0.093          (0.004)          0.885          (0.364)         (0.153)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.133)         (0.256)         (0.265)         (0.256)         (0.043)
Distributions (from Capital Gains)..            ---             ---             ---             ---          (0.344)
Return of Capital...................            ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.133)        (0.2560)         (0.265)         (0.256)         (0.387)
                                      -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......          $4.67           $4.71           $4.97           $4.35           $4.97
                                      =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.03%          (0.02%)         20.90%          (7.40%)         (1.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)           $729            $661            $582            $321            $140
Ratio of Expenses to Average Net
  Assets............................          1.52%           1.86%           1.87%           1.85%           1.61%
Ratio of Net Income (Loss) to
  Average Net Assets................          4.70%           5.23%           5.69%           5.76%           5.54%
Portfolio Turnover Rate.............            25%             75%             81%            220%            114%

                            See accompanying notes.
                                       21

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


LIMITED MATURITY BOND SERIES (CLASS A)          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(E)(F)
                                      ----------------   -------------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.          $10.14           $ 10.66          $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.354             0.720            0.620
Net Gain (Loss) on Securities
  (realized & unrealized)...........          (0.037)           (0.507)           0.652
                                       -------------     -------------    -------------
  Total from Investment Operations..           0.317             0.213            1.272

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.337)           (0.720)          (0.612)
Distributions (from Capital Gains)..             ---               ---              ---
Return of Capital...................             ---            (0.013)             ---
                                       -------------     -------------    -------------
  Total Distributions...............          (0.337)           (0.733)          (0.612)
                                       -------------     -------------    -------------
NET ASSET VALUE END OF PERIOD.......          $10.12            $10.14           $10.66
                                       =============     =============    =============

TOTAL RETURN (A)....................           3.20%             2.10%           13.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)          $5,366            $4,938           $3,322
Ratio of Expenses to Average Net
  Assets............................           0.63%             0.90%            0.84%
Ratio of Net Income (Loss) to
  Average Net Assets ...............           7.08%             6.97%            5.97%
Portfolio Turnover Rate.............             79%              105%               4%


LIMITED MATURITY BOND SERIES (CLASS B)          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(E)(F)
                                      ----------------   -------------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 10.14           $ 10.67           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.290             0.630            0.530
Net Gain (Loss) on Securities
  (realized & unrealized)...........          (0.044)           (0.524)           0.664
                                       -------------     -------------    -------------
  Total from Investment Operations..           0.246             0.106            1.194

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.296)           (0.624)          (0.524)
Distributions (from Capital Gains)..             ---               ---              ---
Return of Capital...................             ---            (0.012)             ---
                                       -------------     -------------    -------------
  Total Distributions...............          (0.296)           (0.636)          (0.524)
                                       -------------     -------------    -------------
NET ASSET VALUE END OF PERIOD.......          $10.09            $10.14           $10.67
                                       =============     =============    =============

TOTAL RETURN (A)....................           2.49%             1.10%           12.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)            $892              $761             $752
Ratio of Expenses to Average Net
  Assets............................           1.53%             1.88%            1.71%
Ratio of Net Income (Loss) to
  Average Net Assets................           6.23%             5.99%            5.12%
Portfolio Turnover Rate ............             79%              105%               4%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


HIGH YIELD SERIES (CLASS A)           FISCAL PERIOD ENDED DECEMBER 31
                                      -------------------------------
                                      1997(C)(D)(H)     1996(C)(D)(G)
                                      -------------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $15.32            $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.610             0.450
Net Gain (Loss) on Securities
  (realized & unrealized)...........          0.259             0.320
                                      -------------     -------------
  Total from Investment Operations..          0.869             0.770

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.619)           (0.450)
Distributions (from Capital Gains)..            ---               ---
                                      -------------     -------------
  Total Distributions...............         (0.619)           (0.450)
                                      -------------     -------------
NET ASSET VALUE END OF PERIOD.......         $15.57            $15.32
                                      =============     =============
TOTAL RETURN (A)....................          5.79%             5.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $4,701            $2,780
Ratio of Expenses to Average Net
  Assets............................          0.90%             1.54%
Ratio of Net Income (Loss) to Average
  Net Assets........................          8.21%             7.47%
Portfolio Turnover Rate.............            58%              168%


HIGH YIELD SERIES (CLASS B)           FISCAL PERIOD ENDED DECEMBER 31
                                      -------------------------------
                                      1997(C)(D)(H)     1996(C)(D)(G)
                                      -------------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $15.32            $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.550             0.410
Net Gain (Loss) on Securities
  (realized & unrealized)...........          0.237             0.320
                                      -------------     -------------
  Total from Investment Operations..          0.787             0.730

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................         (0.557)           (0.410)
Distributions (from Capital Gains)..            ---               ---
                                      -------------     -------------
  Total Distributions...............         (0.557)           (0.410)
                                      -------------     -------------
NET ASSET VALUE END OF PERIOD.......         $15.55            $15.32
                                      =============     =============

TOTAL RETURN (A)....................          5.24%             4.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $3,123            $2,719
Ratio of Expenses to Average Net
  Assets............................          0.88%             2.26%
Ratio of Net Income (Loss) to
  Average Net Assets................          3.63%             6.74%
Portfolio Turnover Rate.............            58%              168%

                            See accompanying notes.
                                       23

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


SECURITY TAX-EXEMPT FUND (CLASS A)                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)       1994           1993           1992
                                      ----------------   -------------   -------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.           $9.72             $9.94           $9.05         $10.37         $10.06          $9.97

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.220             0.450           0.480          0.470          0.510          0.610
Net Gain (Loss) on Securities
  (realized & unrealized)...........           0.026            (0.215)          0.891         (1.317)         0.702          0.092
                                       -------------     -------------   -------------   ------------   ------------   ------------
Total from Investment Operations....           0.246             0.235           1.371         (0.847)         1.212          0.702

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.216)           (0.455)         (0.481)        (0.473)        (0.514)        (0.612)
Distributions (from Capital Gains)..             ---               ---             ---            ---         (0.388)           ---
                                       -------------     -------------   -------------   ------------   ------------   ------------
  Total Distributions...............          (0.216)           (0.455)         (0.481)        (0.473)        (0.902)        (0.612)
                                       -------------     -------------   -------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD.......           $9.75             $9.72           $9.94          $9.05         $10.37         $10.06
                                       =============     =============   =============   ============   ============   ============

TOTAL RETURN (A)....................           2.58%             2.50%          15.50%         (8.30%)        11.60%          7.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $21,192           $23,304         $25,026        $24,092        $32,115        $28,608
Ratio of Expenses to Average
  Net Assets........................           0.84%             0.78%           0.86%          0.82%          0.82%          0.84%
Ratio of Net Income (Loss) to
  Average Net Assets................           4.46%             4.67%           5.02%          4.74%          4.92%          6.07%
Portfolio Turnover Rate.............              4%               54%            103%            88%           118%            90%


SECURITY TAX-EXEMPT FUND (CLASS B)                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ------------------------------------------------------------------------------
                                      1997(C)(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)     1994(C)         1993(B)
                                      ----------------   -------------   -------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.           $9.73             $9.95           $9.05         $10.37         $10.88

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............           0.160             0.330           0.370          0.350          0.100
Net Gain (Loss) on Securities
  (realized & unrealized)...........           0.023            (0.215)          0.902         (1.321)        (0.128)
                                       -------------     -------------   -------------   ------------   ------------
  Total from Investment Operations..           0.183             0.115           1.272         (0.971)        (0.028)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)...........................          (0.153)           (0.335)         (0.372)        (0.349)        (0.094)
Distributions (from Capital
  Gains)............................             ---               ---             ---            ---         (0.388)
                                       -------------     -------------   -------------   ------------   ------------
    Total Distributions.............          (0.153)           (0.335)         (0.372)        (0.349)        (0.482)
                                       -------------     -------------   -------------   ------------   ------------
NET ASSET VALUE END OF PERIOD.......           $9.76             $9.73           $9.95          $9.05         $10.37
                                       =============     =============   =============   ============   ============

TOTAL RETURN (A)....................           1.91%             1.20%           14.3%         (9.50%)        (0.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)          $1,258            $1,510          $1,190           $760           $106
Ratio of Expenses to Average Net
  Assets............................           2.01%             2.01%           2.00%          2.00%          2.89%
Ratio of Net Income (Loss) to
  Average Net Assets................           3.29%             3.44%           3.90%          3.50%          2.71%
Portfolio Turnover Rate.............              4%               54%            103%            88%            90%

                            See accompanying notes.
                                       24

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


SECURITY CASH FUND                                                   FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(D)(F)(H)   1996(C)(D)(F)   1995(C)(D)(F)       1994           1993(C)         1992(C)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.         $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............          0.023           0.450           0.049           0.033           0.023           0.028
Net Gain (Loss) on Securities
  (realized & unrealized)...........            ---             ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total from Investment Operations....          0.023           0.045           0.049           0.033           0.023           0.028

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income............................         (0.023)         (0.045)         (0.049)         (0.033)         (0.023)         (0.028)
Distributions (from Capital Gains)..            ---             ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions...............         (0.023)         (0.045)         (0.049)         (0.033)         (0.023)         (0.028)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD.......         $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (A)....................          2.36%           4.60%           5.00%           3.40%           2.40%           2.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $46,092         $45,331         $38,158         $58,102         $71,870         $56,694
Ratio of Expenses to Average Net
  Assets............................          0.88%           1.01%           1.00%           0.96%           1.00%           1.00%
Ratio of Net Income (Loss) to
  Average Net Assets................          2.30%           4.47%           5.00%           3.24%           2.28%           2.75%
Portfolio Turnover Rate.............            ---             ---             ---             ---             ---             ---

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:


                                     1992      1993      1994      1995      1996      1997
                                     ----      ----      ----      ----      ----      ----
     Corporate Bond      Class B     ---       ---       2.00%     2.19%     2.05%     2.08%
     U.S. Government     Class A     1.20%     1.20%     1.20%     1.22%     1.17%     0.96%
                         Class B     ---       1.75%     2.91%     3.70%     3.26%     1.93%
     Limited Maturity    Class A     ---       ---       ---       1.04%     1.40%     1.13%
        Bond             Class B     ---       ---       ---       2.12%     2.60%     2.03%
     High Yield          Class A     ---       ---       ---       ---       2.11%     1.43%
                         Class B     ---       ---       ---       ---       2.83%     2.30%
     Tax-Exempt          Class A     ---       ---       ---       0.86%     0.78%     0.84%
                         Class B     ---       ---       2.32%     2.45%     2.19%     2.01%
     Cash                            1.03%     1.03%     ---       1.04%     1.01%     ---

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage maounts for period have been annualized, except for total return.

(f) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:


                                           1995      1996      1997
                                           ----      ----      ----
          Corporate Bond       Class A     1.02%     1.01%     ---
                               Class B     1.85%     1.85%     ---
          U.S. Government      Class A     1.10%     0.64%     ---
                               Class B     1.85%     1.85%     ---
          Limited Maturity     Class A     0.81%     0.87%     0.60%
             Bond              Class B     1.65%     1.85%     1.50%
          Tax-Exempt           Class A     0.85%     0.77%     0.83%
                               Class B     2.00%     2.00%     2.00%
          Cash Fund                        1.00%     1.00%     0.88%

(g) Security High Yield Bond Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Unaudited figures for the six months ended June 30, 1997. Percentage amounts for the period have been annualized, except for total return.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based upon the net asset value of each series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of Income Funds' and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     B. OPTIONS - The High Yield bond Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associate d with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis.Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for the High Yield Bond Series whose fees are .60 of 1% of the average net assets of the Series. The investment advisory contract for Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended June30, 1997, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Bond Series until December 31, 1997. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Bond Series, and Tax-Exempt Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income and Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges
(CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended June30, 1997, in the amounts presented below:

                                   CORPORATE        U.S.        LIMITED      HIGH        TAX-
                                     BOND        GOVERNMENT     MATURITY     YIELD      EXEMPT
                                    SERIES         SERIES        SERIES      SERIES      FUND
                                   ---------     ----------     --------     ------     ------

SDI underwriting     (Class A)      $ 3,171        $1,992        $1,258      $  252     $1,318
CDSC                 (Class B)      $ 7,418        $1,365        $  168      $   25     $  267
Broker/Dealer        (Class A)      $ 7,618        $8,315        $5,337      $1,327     $5,666
Broker/Dealer        (Class B)      $29,092        $4,298        $6,698      $9,970     $1,870

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.    INVESTMENT TRANSACTIONS

     Investment transactions for the period ended June 30, 1997, (excluding overnight investments and short-term debt securities) were as follows:

                  CORPORATE      U.S.       LIMITED       HIGH          TAX-
                    BOND      GOVERNMENT    MATURITY      YIELD        EXEMPT
                   SERIES       SERIES       SERIES       SERIES        FUND
                  ---------   ----------    --------      ------       ------
Purchases       $55,179,626   $2,115,282   $2,951,143   $3,241,098   $1,003,130
Proceeds from
    sales       $66,779,015   $2,310,448   $2,137,828   $1,683,875   $3,009,341

4.    FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation)as of June 30, 1997, were as follows:

                     CORPORATE        U.S.     LIMITED      HIGH         TAX-
                       BOND       GOVERNMENT   MATURITY     YIELD       EXEMPT
                      SERIES        SERIES      SERIES      SERIES       FUND
                     ---------    ----------   --------     ------      ------
Gross unrealized
  appreciation       $ 685,094    $ 93,423     $ 84,357    $229,047    $493,541
Gross unrealized
  depreciation        (377,253)    (29,791)     (22,785)     (3,281)    (49,353)
                      --------     -------      -------     -------     -------
Net unrealized
  appreciation       $ 307,841    $ 63,632     $ 61,572    $225,766    $444,188

5.SHAREHOLDER'S MEETING.

     The Board of Directors of Security Income Fund approved a change in the name of one of the existing series of the Fund from Global Aggressive Bond Series to Global High Yield Series to more fully reflect the investment objectives of the Series. The name change was effective May 1, 1997. The Global High Yield Series, formerly Global Aggressive Bond Series, is now offered by a separate prospectus. In addition, its annual and semi-annual reports are also presented as part of a separate document from the report for the rest of the Income Fund Series.

     A special meeting of the stockholders of the Global Aggressive Bond Series of Security Income Fund was held on April 28, 1997. At this meeting, shareholders voted to approve a new investment advisory contract which replaced Security Management Company, LLC as investment manager to the Fund with MFR Advisors, Inc.. In addition, shareholders also voted to approve a new sub-advisory contract between MFR Advisors, Inc. and Lexington Management Corporation. The total number of eligible votes were 489,633. The results of the votes are as follows: 463,099 in favor, 0 votes against and 1,508 votes abstained.

THIS PAGE LEFT BLANK INTENTIONALLY

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
  *  Equity Series
  *  Global Series
  *  Asset Allocation Series
  *  Social Awareness Series
  *  Value Series
Security Ultra Fund
Security Income Fund
  *  Corporate Bond Series
  *  U.S. Government Series
  *  Limited Maturity Bond Series
  *  High Yield Series
Security Tax-Exempt Fund
Security Cash Fund

     This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Bruce Jensen (Income Fund only)
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Maria Fiorini Ramirez (Income Fund only)
Hugh L. Thompson, Ph.D.

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Steven M. Bowser, Vice President
Jane A. Tedder, Vice President
Barbara J. Davison, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.                                        BULK RATE
700 SW Harrison St.                                               U.S. POSTAGE
Topeka, KS 66636-0001                                                 PAID
(785) 431-3112                                                  SECURITY BENEFIT
(800) 888-2461

MFR
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997


*MFR EMERGING MARKETS TOTAL RETURN SERIES

*MFR GLOBAL ASSET ALLOCATION SERIES

*MFR GLOBAL HIGH YIELD SERIES




[MFR LOGO] MFR Advisors, Inc.

[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

MANAGER'S COMMENTARY
JUNE 30, 1997

MFR EMERGING MARKETS TOTAL RETURN

Dear Shareholders:

Welcome to the MFR Emerging Markets TotalReturnFund. The Fund seeks to maximize total return by investing primarily in a portfolio of emerging market equity and fixed income securities. With many of the fastest growing economies in the world located in emerging countries, we believe that these markets represent exciting investment opportunities. In allocating the Fund's assets, the investment adviser, MFR Advisors, Inc., uses the proprietary macroeconomic research of Maria Fiorini Ramirez, Inc. (MFR), the parent company of MFR Advisors, Inc. For many years, MFR has been providing global economic research to financial institutions around the world, and we are now pleased to be able to offer our investment insights through the MFR mutual funds.

Countries considered emerging markets have tremendous growth potential. With their inexpensive labor forces, they have attracted, and will continue to attract, direct investment in plant and equipment from many of the world's largest manufacturers. As these countries grow, they tend to upgrade their infrastructures, including their telephone systems, roads, railways and utilities. State-owned monopolies in many of these industries have been privatized and many represent excellent investment opportunities. As you can see in the attached portfolio, the Fund owns a number of telecommunication and other infrastructure type investments.

The Fund currently also has a high percentage (approximately 38% of net assets) of its portfolio invested in the sovereign debt of emerging market countries. This portion of the Fund provides a steady stream of high income and also has significant upside potential. As countries' economies expand and governments start putting their fiscal houses in order, the credit rating of their debt may, in many cases, be upgraded. We have seen a good number of upgrades in recent years and we believe this trend will continue.

Looking ahead, we see a volatile second half for 1997, which should provide some good buying opportunities. Speculative selling pressures combined with either poor economic fundamentals and/or currency overvaluation to force the effective devaluations of the Thai Baht, Czech Koruna and the Philippine Peso. As of the writing of this letter, there were also heavy selling pressures on the Indonesian Rupiah, Malaysian Ringgit and Polish Zloty. The common theme among these currencies is that they all had "managed levels" set by their governments, as opposed to floating freely against other currencies. In most instances, the governments were using a relatively (and as it turned out, unsustainable) strong currency to mask fundamental problems, either in the economy or in governmental policies. We believe that this string of devaluations will force more freely floating currencies, which in turn, will eventually force sound governmental economic policies. In the long run, this can only be positive for these markets.

In closing, we would like to add that MFR Advisors, Inc. is working for you, the shareholder, and that as your money manager, we welcome your calls regarding your investment.


Maria Fiorini Ramirez            Bruce Jensen
President and CEO                Chief Investment Officer
MFR Advisors, Inc.               MFR Advisors, Inc.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

JUNE 30, 1997


MFR GLOBAL ASSET ALLOCATION

Dear Shareholders:

Welcome to the MFR Global Asset Allocation Fund. The Fund seeks to maximize total return by investing primarily in a globally diverse portfolio of equity and fixed income securities. In allocating the Fund's assets, the investment adviser, MFR Advisors, Inc., uses the proprietary macroeconomic research of Maria Fiorini Ramirez, Inc., (MFR), the parent company of MFR Advisors, Inc. For many years, MFR has been providing global economic research to financial institutions around the world, and we are now pleased to be able to offer our investment insights through the MFR mutual funds.

Our view of the world is a positive one. Increasing globalization and investment in new technology have resulted in strong anti-inflationary forces. Moreover, governments have almost universally adopted strict fiscal discipline and monetary policy makers have shown their commitment to control inflation. All of these factors have led to a healthy environment for both stocks and bonds on a global basis.

Looking forward, we do not see these positive trends ending anytime soon. The labor marketplace has not yet fully absorbed the benefits of globalization, including the addition of the inexpensive workers of former communist countries. Structural problems related to the weakness of the financial system in Japan and labor rigidity in Europe should keep interest rates low, providing ample liquidity to markets. Economic activity continues to expand, and may well pick up a little speed as European growth starts to recover.

Our investment outlook stresses three themes as represented in the attached portfolio. First, and most important, we believe stocks should continue to outperform bonds in this positive economic environment. This has led us to invest approximately 70% of the portfolio (as of the date of this letter) in equities, which we consider an overweight equity position. Second, we believe that high yield bonds (whether foreign or domestic) will continue to outperform high grade, lower yielding fixed income securities. And last, we believe that growth prospects, and therefore investment opportunities, are superior in higher growth nations outside of the G-5 (U.S., Japan, United Kingdom, Germany and France).

In closing, we would like to add that MFR Advisors, Inc. is working for you, the shareholder, and that as your money manager, we welcome your calls regarding your investment.


Maria Fiorini Ramirez             Bruce Jensen
President and CEO                 Chief Investment Officer
MFR Advisors, Inc.                MFR Advisors, Inc.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

JUNE 30, 1997

MFR GLOBAL HIGH YIELD

Dear Shareholders:

MFR Advisors, Inc. would first like to thank the Fund's shareholders for approving our appointment as Investment Adviser to the Fund on April 28, 1997. Since the Fund's inception as Security Global Aggressive Bond Series, MFR Advisors, Inc. has been the Fund's sub-investment adviser. Now named MFR Global High Yield Series, the Fund's investment objective remains unchanged; high current income with capital appreciation as the secondary objective.

The first half of 1997 saw mediocre returns for the global fixed investor. Many of the world's developed government bond markets performed reasonably well. In fact, the average 10-year yield of the G-7 (Germany, France, United Kingdom, Italy, Japan, Canada and the United States) started the year at a 6.02% yield and fell 0.20% (20 basis points) during the first six months of the year. Interestingly, the United States was the only country in the G-7 that experienced a rise in its 10-year yields (.08%). What made global bond returns mediocre for the U.S. investor was the rise in the value of the U.S. dollar versus most European currencies.

The two big anchors of core Europe, Germany and France, remained in the economic doldrums. Constrained by the economic guidelines of the rapidly approaching European Monetary Union (EMU), neither country has the fiscal latitude needed to jump start their economies. This will not change in the near future. This continued anemic economic growth outlook combined with the large short-term investment rate differentials between core Europe and the U.S. (Germany's 3 month interest rates are 2.5% below the U.S.) pushed the U.S. dollar up approximately 11% versus the deutschmark in the first half of 1997. This decline more than offset interest income and bond gains and resulted in the Lehman Brothers Global Bond Index being down 1.58% in the first half of the year.

MFR Global High Yield Series returned 2.18% for the first half of 1997(1). The Fund owed much of its positive return to its investment in dollar denominated high yield bonds. This category includes "BradyBonds", U.S high yield corporate debt and dollar denominated mortgages. All of these high yielding sectors saw their interest rate spreads narrow versus U.S. Treasuries as investors around the world are seeking relatively high yielding securities. With yields in the G-7 countries averaging about 5.8% on June 30, 1997, this comes as no surprise.

We are optimistic about the Fund's return for the second half of this year. The global interest rate environment should remain friendly with subdued inflation being the most important contributor. In addition, we believe that most of the bad news regarding Europe has been priced into the U.S. dollar. These factors combined with a continued flow of funds into the high yield sectors bode well for MFR Global High Yield Series.


Maria Fiorini Ramirez                   Bruce Jensen
President and CEO                       Chief Investment Officer
MFR Advisors, Inc.                      MFR Advisors, Inc.

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


EMERGING MARKETS TOTAL RETURN SERIES

                                                       NUMBER            MARKET
COMMON STOCKS                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

ARGENTINA - 2.7%
Telefonica de Argentina S.A. ADR...................          800     $   27,700

BRAZIL - 9.3%
Aracruz Celulose S.A. ADR..........................        1,200         24,450
CESP - Companhia Energetica de Sao Paulo ADR*......        2,000         40,720
Companhia Cervejaria Brama ADR.....................        2,000         30,625
                                                                      ---------
                                                                         95,795

CHILE - 3.3%
Maderas Y Sinteticos S.A. ADR .....................        2,000         33,250

CZECH REPUBLIC - 1.0%
SPT Telecom A.S.*..................................          100         10,493

GREECE - 5.4%
Hellenic Tellecommunication Organization S.A.......        1,100         25,850
Titan Cement Company S.A...........................          600         29,621
                                                                      ---------
                                                                         55,471

HONG KONG - 4.0%
Founder Hong Kong Limited..........................       31,000         21,007
Glorious Sun Enterprises*..........................       42,000         19,923
                                                                      ---------
                                                                         40,930

HUNGARY - 2.3%
Zalakeramia Rt.....................................          600         23,243

INDONESIA - 2.8%
PT Ramayana Lestari Sentosa*.......................       10,000         28,789

MEXICO - 7.9%
Cemex S.A. de C.V. (CI.B)..........................        5,000         24,075
Grupo Casa Autrey S.A. de C.V. ADR.................        1,200         24,375
Grupo Industrial Maseca S.A. de C.V. ADR...........        2,000         33,000
                                                                      ---------
                                                                         81,450

PHILIPPINES - 2.4%
C & P Homes, Inc...................................       65,000         24,397

SINGAPORE - 5.3%
Clipsal Industries Ltd.............................        7,000         24,780
Want Want Holdings*................................        9,000         29,880
                                                                      ---------
                                                                         54,660

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                      NUMBER OF          MARKET
COMMON STOCKS                                          SHARES            VALUE
--------------------------------------------------------------------------------

SOUTH AFRICA - 3.0%
South African Breweries Limited....................        1,000     $   30,702

SPAIN - 3.4%
Tele Pizza, S.A.*..................................          600         35,085
                                                                      ---------

  Total common stocks - 52.8%......................                     541,965

GOVERNMENT OBLIGATIONS
----------------------

ARGENTINA - 3.4%
Republic of Argentina, 5.50% - 2023(2).............  $    50,000         34,625

BRAZIL - 4.4%
Government of Brazil "C" Bond, 8.00% - 2014(3).....  $    56,033         45,001

COSTA RICA - 4.8%
Banco Costa Rica, 6.25% - 2010.....................  $    57,712         48,767

ECUADOR - 5.3%
Republic of Ecuador, 6.4375% - 2025(4).............  $    75,000         53,719

GREECE - 4.8%
Hellenic Republic, 14.00% - 2003(1)................   13,000,000         49,188

HUNGARY - 5.6%
Government of Hungary, 23.00% - 1999(1)............   10,000,000         57,177

PERU - 2.4%
Peru - PDI, 4.00% - 2017...........................  $    39,000         25,350

SOUTH AFRICA - 3.8%
Republic of South Africa, 12.00% - 2005(1).........      200,000         39,316
                                                                      ---------

  Total government obligations - 34.5%.............                     353,143

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


EMERGING MARKETS TOTAL RETURN SERIES (CONTINUED)

                                                      PRINCIPAL          MARKET
SHORT-TERM INVESTMENTS                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

MEXICO - 3.0%
Mexico Cetes, 0% - 10/20/97(1).....................      255,040     $   30,860
                                                                      ---------

  Total investments - 90.3%........................                     925,968

WRITTEN OPTIONS - (0.1%)
Call option on Government of Brazil "C" Bond,
  strike price 80.50 USD - July 1997 (premium $564)  $    56,033           (479)

  Cash and other assets, less liabilities - 9.8%...                      97,984
                                                                      ---------
  Total net assets - 100.0%........................                  $1,023,473
                                                                      =========

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------

At  June  30,  1997,   Emerging   Markets   Total  Return   Series'   investment
concentration, by industry, was as follows:

             Brewery.................................    6.0%
             Building Materials......................   10.8%
             Computer Systems........................    2.1%
             Electric Utilities......................    4.0%
             Electrical Equipment....................    2.4%
             Food Processing.........................    6.0%
             Foreign Government Bonds................   34.5%
             Paper and Paper Products................    2.4%
             Pharmaceuticals.........................    2.4%
             Real Estate Development.................    2.4%
             Restaurants.............................    3.4%
             Retail/Department Store.................    2.8%
             Telecommunications......................    3.5%
             Telephone...............................    2.7%
             Textiles................................    1.9%

             Cash, short term instruments and
               other assets, less liabilities........   12.7%
                                                       -----

                 Total net assets....................  100.0%
                                                       =====


GLOBAL ASSET ALLOCATION SERIES

                                                       NUMBER            MARKET
COMMON STOCKS                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

ARGENTINA - 2.0%
Telefonica de Argentina S.A. ADR...................          600     $   20,775

AUSTRALIA - 2.7%
Foster's Brewing Group, Ltd........................       15,000         27,644

AUSTRIA - 2.3%
Boehler-Uddeholm AG................................          300         23,269

BRAZIL - 2.4%
CESP - Companhia Energetica de Sao Paulo ADR*......        1,200         24,432

CANADA - 8.1%
Bombardier, Inc. (CI.B)............................        1,000         22,688
Imax Corporation*..................................        1,500         36,968
Stelco, Inc. (CI.A)*...............................        3,200         23,892
                                                                      ---------
                                                                         83,548

CZECH REPUBLIC - 1.0%
SPT Telecom A.S.*..................................          100         10,493

FRANCE - 4.7%
Alcatel Alsthom....................................          200         25,073
Sidel, S.A.........................................          300         23,250
                                                                      ---------
                                                                         48,323

GREECE - 5.4%
Hellenic Tellecommunication Organization S.A.......        1,100         25,850
Titan Cement Company S.A...........................          600         29,621
                                                                      ---------
                                                                         55,471

HONG KONG - 2.0%
Founder Hong Kong Limited..........................       31,000         21,007

IRELAND - 1.9%
Allied Irish Banks PLC.............................        2,600         19,896

JAPAN - 5.6%
Amway Japan, Ltd...................................          300         10,172
Mitsubishi Motors Corporation......................        3,000         21,498
Sony Corporation...................................          300         26,191
                                                                      ---------
                                                                         57,861

MEXICO - 2.3%
Cemex S.A. de C.V. (Cl.B)..........................        5,000         24,074

                             See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


GLOBAL ASSET ALLOCATION SERIES (CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                      NUMBER OF          MARKET
COMMON STOCKS                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 2.1%
Royal Dutch Petroleum Company ADR..................          100     $   21,600

NEW ZEALAND - 2.2%
Fletcher Challenge Building........................        7,500         22,518
Fletcher Challenge Forests.........................          300            435
                                                                      ---------
                                                                         22,953

PHILIPPINES - 1.8%
C & P Homes, Inc...................................       50,000         18,767

SINGAPORE - 2.9%
Want Want Holdings*................................        9,000         29,880

SPAIN - 4.6%
Adolfo Dominguez S.A.*.............................          600         23,662
Tele Pizza, S.A.*..................................          400         23,390
                                                                      ---------
                                                                         47,052

SWEDEN - 2.1%
Skandinaviska Enskilda Banken......................        2,000         21,598

SWITZERLAND - 1.9%
Saurer AG*.........................................           30         19,899

UNITED KINGDOM - 1.9%
British Telecommunications PLC.....................        2,700         20,041

UNITED STATES - 7.6%
Baxter International...............................          500         26,125
General Electric Company...........................          500         32,688
Northern Trust Corporation.........................          400         19,350
                                                                      ---------
                                                                         78,163
                                                                      ---------

  Total common stocks - 67.5% .....................                     696,746

CORPORATE BONDS
---------------

DENMARK - 4.3%
Nykredit, 7.00% - 2026(1)..........................      300,000         44,330


                                                      PRINCIPAL
                                                      AMOUNT OR
                                                      NUMBER OF          MARKET
CORPORATE BONDS (CONTINUED)                            SHARES            VALUE
--------------------------------------------------------------------------------

UNITED STATES - 4.9%
Archibald Candy Corporation, 10.25% - 2004.........  $    50,000     $   50,875
                                                                      ---------

  Total corporate bonds - 9.2%.....................                      95,205

GOVERNMENT OBLIGATIONS
----------------------

ARGENTINA - 3.4%
Republic of Argentina, 5.50% - 2023(2).............  $    50,000         34,625

BRAZIL - 4.4%
Government of Brazil "C" Bond, 8.00% - 2014(3).....  $    56,033         45,001

GREECE - 4.8%
Hellenic Republic, 14.00% - 2003(1)................   13,000,000         49,188

SOUTH AFRICA - 1.9%
Republic of South Africa, 12.00% - 2005(1).........      100,000         19,658
                                                                      ---------

  Total government obligations - 14.5%.............                     148,472
                                                                      ---------

  Total investments  - 91.2%.......................                     940,423

WRITTEN OPTIONS - (0.1%)
Call option on Government of Brazil "C" Bond,
  strike price 80.50 USD - July 1997 (premium $564)       56,033           (479)

  Cash and other assets, less liabilities-8.9%.....                      91,956
                                                                      ---------

  Total net assets - 100.0%........................                  $1,031,900
                                                                      =========

                             See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


GLOBAL ASSET ALLOCATION SERIES (CONTINUED)

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------

At June 30, 1997, Global Asset Allocation Series' investment concentration by industry was as follows:

            Apparel...................................    2.3%
            Automobiles...............................    2.1%
            Banks & Credit............................    4.0%
            Brewery...................................    2.7%
            Building Materials........................    7.4%
            Commercial Banks..........................    1.9%
            Computer Systems..........................    2.0%
            Electric Utilities........................    2.4%
            Electrical Equipment......................    3.2%
            Electronics...............................    2.5%
            Entertainment.............................    3.6%
            Financial.................................    4.3%
            Food Processing...........................    2.9%
            Foreign Government Bonds..................   14.5%
            Forestry..................................    0.1%
            Industrial Services.......................    4.9%
            Integrated Petroleum-International........    2.1%
            Machinery.................................    4.2%
            Manufacturing - Diversified...............    2.2%
            Medical Supplies..........................    2.5%
            Miscellaneous.............................    1.0%
            Real Estate Development...................    1.8%
            Restaurants...............................    2.2%
            Steel.....................................    4.5%
            Telecommunications........................    7.9%
            Telephone.................................    2.0%

              Cash and other assets, less liabilities.    8.8%
                                                        -----

                Total net assets......................  100.0%
                                                        =====

GLOBAL HIGH YIELD SERIES

                                                      PRINCIPAL          MARKET
GOVERNMENT OBLIGATIONS                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

ARGENTINA - 4.5%
Republic of Argentina, 5.50% -  2023(2)............  $   400,000     $  277,000

AUSTRALIA - 3.4%
New South Wales Treasury Corporation,
  6.50% - 2006(1)..................................      290,000        207,908


GLOBAL HIGH YIELD SERIES (CONTINUED)

                                                      PRINCIPAL          MARKET
GOVERNMENT OBLIGATIONS (CONTINUED)                     AMOUNT            VALUE
--------------------------------------------------------------------------------

BRAZIL - 5.1%
Government of Brazil "C", 4.50% - 2014(3)..........  $   392,228     $  315,008

CANADA - 2.0%
Canadian Government 8.00% - 2023(1)................      150,000        123,205

COSTA RICA - 4.1%
Banco Costa Rica, 6.25% - 2010.....................  $   300,000        253,500

DOMINICAN REPUBLIC - 3.4%
Central Bank of Dominican Republic,
  6.875% - 2024(4).................................  $   250,000        208,750

ECUADOR - 3.5%
Republic of Ecuador, 6.4375% - 2025(4).............  $   300,000        214,877

GREECE - 7.3%
Hellenic Republic, 14.00% - 2003(1)................  120,000,000        454,039

HUNGARY - 5.5%
Government of Hungary, 23.00% - 1999(1)............   30,000,000        171,532
Government of Hungary, 21.00% - 1999(1)............   30,000,000        172,429
                                                                      ---------
                                                                        343,961

JORDAN - 2.6%
Kingdom of Jordan, 4.00% - 2023(2).................  $   250,000        162,500

MEXICO - 3.1%
United Mexican States, 6.25% - 2019................  $   250,000        193,282

NEW ZEALAND - 3.3%
New Zealand Government, 6.50% - 2000(1)............      300,000        202,516

POLAND - 5.1%
Government of Poland, 16.00% - 1998(1).............    1,120,000        317,298

SOUTH AFRICA - 3.2%
Republic of South Africa, 12.00% - 2005(1).........    1,000,000        196,581

SPAIN - 2.8%
Bonos Y Oblig Del Estado, 10.15% - 2006(1).........   20,000,000        170,606

                             See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


GLOBAL HIGH YIELD SERIES (CONTINUED)

                                                      PRINCIPAL          MARKET
GOVERNMENT OBLIGATIONS (CONTINUED)                     AMOUNT            VALUE
--------------------------------------------------------------------------------

VENEZUELA - 3.8%
Venezuela - DCB, 6.75% - 2007(4)...................  $   250,000     $  231,875
                                                                      ---------

  Total government obligations - 62.7%.............                   3,872,906

CORPORATE BONDS
---------------

CANADA - 8.2%
CHC Helicopter, 11.5% - 2002.......................  $   237,000        246,480
Roger's Communication, Inc., 10.50% - 2006(1)......      100,000         80,129
Stelco, Inc., 10.40% - 2009(1).....................      200,000        178,790
                                                                      ---------
                                                                        505,399

CZECH REPUBLIC - 2.9%
CEZ, a.s., 11.30% - 2005(1)........................    2,500,000         73,298
Skofin, S.R.O., a.s., 11.625% - 1998(1)............    3,500,000        103,697
                                                                      ---------
                                                                        176,995

DENMARK - 9.5%
Unikredit Realkredit, 7% - 2026(1).................    1,000,000        147,344
Nykredit, 7.00% - 2026(1)..........................    1,494,000        220,764
Realkredit Danmark, 7.00% - 2026(1)................    1,494,000        220,989
                                                                      ---------
                                                                        589,097

UNITED STATES - 11.0%
Archibald Candy Corporation, 10.25% - 2004.........  $   250,000        254,375
Clark Materials Handling, 10.75% - 2006............  $   250,000        262,500
Countrywide Home Loans, 7.50% - 2027...............  $   199,309        167,799
                                                                     __________
                                                                        684,674
                                                                      _________

  Total corporate bonds - 31.6%....................                   1,956,165


                                                      PRINCIPAL          MARKET
SHORT-TERM INVESTMENTS                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

MEXICO - 2.8%
Mexican Cetes, 0% - 19971..........................    1,400,000     $  173,761
                                                                      ---------
  Total short-term investments - 2.8%..............                     173,761
                                                                      ---------

  Total investments - 97.1%........................                   6,002,832

WRITTEN OPTIONS - (0.1)%
Call option on Brazil "C" Bond strike price 80.5
  USD - July 1997 (premium $3,947).................  $   392,228         (3,353)

Call option on United Mexican States, strike price
  78.4375 USD - July 1997 (premium $2,125).........  $   250,000         (1,153)
                                                                      ---------
                                                                         (4,506)

  Cash and other assets, less liabilities - 3.0%...                     183,505
                                                                      ---------
  Total net assets - 100.0%........................                  $6,181,831
                                                                      =========

The identified cost of investments owned at June 30, 1997, was the same for federal income tax and book purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Principal amount on foreign bond is reflected in local currency (e.g. Japanese yen) while market value is reflected in U.S. dollars.

(2)  Step-up rate security which will increase over the life of the bond.

(3)  Variable rate security which may be reset over the life of the bond.

(4) Floating rate security which may be reset the first of each semi-annual payment.

                             See accompanying notes.

BALANCE SHEETS
JUNE 30, 1997
(UNAUDITED)


                                         EMERGING        GLOBAL        GLOBAL
                                         MARKETS         ASSET         HIGH
                                       TOTAL RETURN    ALLOCATION      YIELD
                                          SERIES         SERIES        SERIES
                                       -----------------------------------------
ASSETS
Investments, at value (identified
  cost $906,451, $911,891 and
  $6,012,344, respectively)..........   $  925,968     $  940,423    $6,002,832
Cash ................................       63,719        112,589        19,874
Receivable:
  Fund shares sold...................          ---            ---        10,233
  Securities sold ...................          564            564       458,978
  Forward foreign exchange contracts.          ---            157         1,729
  Interest...........................       12,354          7,727       178,088
  Dividends..........................        1,447            905           ---
  MFR Advisors, Inc..................        3,857          3,843         4,538
  Prepaid expenses...................       20,258         20,148        10,278
  Foreign taxes recoverable..........          341            581         6,319
                                         ---------      ---------     ---------
    Total assets.....................   $1,028,508     $1,086,937    $6,692,869
                                         =========      =========     =========

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
    Securities purchased.............   $      ---     $   50,000    $  479,989
    Fund shares redeemed.............          ---            ---            83
    Written call options outstanding.          479            479         4,506
  Other Liabilities:
    Custodian fees ..................          921            921         8,026
    Transfer and administration fees.           40             40         5,641
    Professional fees................        2,772          2,772         9,624
    12b-1 distribution plan fees.....          538            539         2,324
    Miscellaneous fees...............          285            286           845
                                         ---------      ---------     ---------
      Total liabilities..............        5,035         55,037       511,038

Net Assets:
  Paid in capital....................    1,000,200      1,000,200     6,097,020
  Undistributed net investment income        4,072          2,615       132,257
  Accumulated undistributed net
    realized gain (loss)on sale of
    investments and foreign currency
    transactions.....................         (265)           394       (35,659)
  Net unrealized appreciation
    (depreciation)in value of
    investments and translation of
    assets and liabilities in
    foreign currencies...............       19,466         28,691       (11,787)
                                         ---------      ---------     ---------
      Net assets.....................    1,023,473      1,031,900     6,181,831
                                         ---------      ---------     ---------
        Total liabilities and net
          assets ....................   $1,028,508     $1,086,937    $6,692,869
                                         =========      =========     =========

CLASS "A" SHARES
  Capital shares outstanding.........       50,010         50,010       449,078
  Net assets.........................   $  511,957     $  516,173    $4,575,134
  Net asset value per share (net
    assets divided by shares
    outstanding).....................       $10.24         $10.32        $10.19
  Add:  Selling commission (4.75% of
        the offering price)..........         0.51           0.51          0.51
                                         ---------      ---------     ---------
  Offering price per share (net asset
    value divided by 95.25%).........       $10.75         $10.83        $10.70
                                         =========      =========     =========

CLASS "B" SHARES
  Capital shares outstanding.........       50,010         50,010       157,261
  Net assets.........................   $  511,516     $  515,727    $1,606,697
    Net asset value per share (net
    assets divided by shares
    outstanding).....................       $10.23         $10.31        $10.22
                                         =========      =========     =========

                             See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                         EMERGING        GLOBAL        GLOBAL
                                         MARKETS         ASSET         HIGH
                                       TOTAL RETURN    ALLOCATION      YIELD
                                         SERIES*         SERIES*       SERIES
                                       -----------------------------------------
INVESTMENT INCOME:

Dividends............................   $    2,176     $    2,969    $      ---
Interest.............................        4,739          2,723       280,197
                                         ---------      ---------     ---------
                                             6,915          5,692       280,197

  Less foreign tax expense...........          ---           (232)       (4,274)
                                         ---------      ---------     ---------
    Total investment income..........        6,915          5,460       275,923

EXPENSES:
Management fees......................        1,162          1,163        20,362
Custodian fees.......................          921            921         4,706
Transfer/maintenance fees............            7              7         1,546
Administration fees..................           52             52        24,032
Director's fees......................           29             29            91
Professional fees....................        3,689          3,689        12,308
Reports to shareholders..............          172            172           199
Registration fees....................        2,357          2,357         3,258
Other expenses.......................          137            126           199
12b-1 distribution plan fees ........          726            727        12,653
Reimbursement of expenses............       (6,409)        (6,398)      (26,914)
                                         ---------      ---------     ---------
  Total expenses.....................        2,843          2,845        52,440
                                         ---------      ---------     ---------
    Net investment income ..........         4,072          2,615       223,483

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the
  period on:
  Investments........................          ---            ---        87,667
  Foreign currency transactions......         (265)           394       (23,674)
                                         ---------      ---------     ---------
    Net realized gain (loss).........         (265)           394        63,993
Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments........................       19,517         28,532      (148,776)
  Translation of assets and
    liabilities in foreign currencies          (51)           159        (7,499)
                                         ---------      ---------     ---------
    Net unrealized appreciation
      (depreciation).................       19,466         28,691      (156,275)
                                         ---------      ---------     ---------
      Net gain (loss)................       19,201         29,085       (92,282)
                                         ---------      ---------     ---------
        Net increase in net assets
          resulting from operations..   $   23,273     $   31,700    $  131,201
                                         =========      =========     =========

*Period May 19, 1997 (inception) through June 30, 1997

                             See accompanying notes.
                                       10

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997
(UNAUDITED)


                                         EMERGING        GLOBAL        GLOBAL
                                         MARKETS         ASSET         HIGH
                                       TOTAL RETURN    ALLOCATION      YIELD
                                         SERIES*         SERIES*       SERIES
                                       -----------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income ...............   $    4,072     $    2,615    $  223,483
Net realized gain (loss).............         (265)           394        63,993
Unrealized appreciation (depreciation)
  during the period..................       19,466         28,691      (156,275)
                                         ---------      ---------     ---------
  Net increase in net assets resulting
    from operations..................       23,273         31,700       131,201

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A............................          ---            ---      (154,370)
  Class B............................          ---            ---       (54,204)
Net realized gain
  Class A............................          ---            ---           ---
  Class B............................          ---            ---           ---
                                         ---------      ---------     ---------
Total Distributions to Shareholders..          ---            ---      (208,574)

CAPITAL SHARE TRANSACTION (A):
Proceeds from sale of shares
  Class A............................      500,100        500,100       995,376
  Class B............................      500,100        500,100        41,220
Dividends reinvested
  Class A............................          ---            ---       150,006
  Class B............................          ---            ---        53,140
Shares redeemed
  Class A............................          ---            ---       (27,615)
  Class B............................          ---            ---          (171)
                                         ---------      ---------     ---------

Net increase from capital share
  transactions.......................    1,000,200      1,000,200     1,211,956
                                         ---------      ---------     ---------
  Total increase in net assets.......    1,023,473      1,031,900     1,134,583

NET ASSETS:
Beginning of period..................          ---            ---     5,047,248
                                         ---------      ---------     ---------
End of period........................   $1,023,473     $1,031,900    $6,181,831
                                         =========      =========     =========

Undistributed net investment income
  at end of period...................   $    4,072     $    2,615    $  132,257
                                         =========      =========     =========
(a) Shares issued and redeemed
    Shares sold
      Class A........................       50,010         50,010        98,377
      Class B........................       50,010         50,010         4,021
    Dividends reinvested
      Class A........................            0              0        14,793
      Class B........................            0              0         5,230
    Shares redeemed
      Class A........................            0              0        (2,696)
      Class B........................            0              0           (17)
                                         ---------      ---------     ---------
        Net increase ................      100,020        100,020       119,708
                                         =========      =========     =========

*Period May 19, 1997 (inception) through June 30, 1997.

                             See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
DECEMBER 31, 1996


                                                                      GLOBAL
                                                                    AGGRESSIVE
                                                                    BOND SERIES
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income..............................................  $  472,087
Net realized loss..................................................     (40,713)
Unrealized appreciation during the period..........................      75,068
                                                                      ---------
  Net increase in net assets resulting from operations.............     506,442

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A..........................................................    (210,236)
  Class B..........................................................     (85,158)
In excess of net realized gain
  Class A..........................................................     (74,660)
  Class B..........................................................     (32,900)
                                                                      ---------
  Total distributions to shareholders..............................    (402,954)

CAPITAL SHARE TRANSACTIONS (A):
Proceeds from sale of shares
  Class A..........................................................     255,854
  Class B..........................................................      79,004
Dividends reinvested
  Class A..........................................................     283,688
  Class B..........................................................     110,636
Cost of shares redeemed
  Class A..........................................................     (66,489)
  Class B..........................................................    (127,192)
                                                                      ---------
Net increase from capital share transactions.......................     535,501
                                                                      ---------
  Total increase in net assets.....................................     638,989

NET ASSETS:
Beginning of period................................................   4,408,259
                                                                      ---------
End of period......................................................  $5,047,248
                                                                      =========
Undistributed net investment income at end of period...............  $  117,348
                                                                      =========
(a) Shares issued and redeemed:
    Shares sold
      Class A......................................................      24,675
      Class B......................................................       7,907
    Dividends reinvested
      Class A......................................................      27,930
      Class B......................................................      10,901
    Shares redeemed
      Class A......................................................      (6,449)
      Class B......................................................     (12,357)
                                                                      ---------
        Net increase...............................................      52,607
                                                                      =========

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


EMERGING MARKETS TOTAL RETURN SERIES (CLASS A)                     1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................      0.040
Net Gain (Loss) on Securities (realized and unrealized) .........      0.200
                                                                      ------
  Total from Investment Operations ..............................      0.240

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                       -----
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.24
                                                                      ======

TOTAL RETURN (A) ................................................      2.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............................       $512
Ratio of Expenses to Average Net Assets .........................      2.00%
Ratio of Net Income (loss) to Average Net Assets ................      3.88%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................    $0.0111


EMERGING MARKETS TOTAL RETURN SERIES (CLASS B)                     1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................      0.040
Net Gain (Loss) on Securities (realized and unrealized) .........      0.190
                                                                      ------
  Total from Investment Operations ..............................      0.230

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                      ------
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.23
                                                                      ======

TOTAL RETURN (A) ................................................      2.30%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................       $512
Ratio of Expenses to Average Net Assets .........................      2.75%
Ratio of Net Income (loss) to Average Net Assets ................      3.13%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................    $0.0111

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


GLOBAL ASSET ALLOCATION SERIES (CLASS A)                           1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................       0.04
Net Gain (Loss) on Securities (realized and unrealized) .........       0.28
                                                                      ------
  Total from Investment Operations ..............................       0.32

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                      ------
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.32
                                                                      ======

TOTAL RETURN (A) ................................................      3.20%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................       $516
Ratio of Expenses to Average Net Assets .........................      2.00%
Ratio of Net Income (loss) to Average Net Assets ................      2.82%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................     0.0181


GLOBAL ASSET ALLOCATION SERIES (CLASS B)                           1997(B)(C)(E)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................      0.030
Net Gain (Loss) on Securities (realized and unrealized) .........      0.280
                                                                       -----
  Total from Investment Operations ..............................      0.310

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        ---
Distributions (from Capital Gains) ..............................        ---
                                                                      ------
  Total Distributions ...........................................        ---
                                                                      ------
NET ASSET VALUE END OF PERIOD ...................................     $10.31
                                                                      ======

TOTAL RETURN (A) ................................................      3.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................       $516
Ratio of Expenses to Average Net Assets .........................      2.75%
Ratio of Net Income (loss) to Average Net Assets ................      2.07%
Portfolio Turnover Rate .........................................         0%
Average Commission Paid Per Equity Shares Traded ................    $0.0181

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period


                                             FISCAL PERIOD ENDED DECEMBER 31
                                          --------------------------------------
GLOBAL HIGH YIELD SERIES (CLASS A)        1997(C)(E)     1996(C)      1995(C)(D)
                                          --------------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....    $10.36       $10.15         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................     0.650        1.060           0.63
Net Gain (Loss) on Securities
  (realized and unrealized) ............     (.430)        .064           0.09
                                            ------       ------         ------
  Total from Investment Operations .....     0.220        1.124           0.72

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .     (0.39)      (0.687)         (0.55)
Distributions (from Capital Gains) .....       ---       (0.227)         (0.02)
                                            ------       ------         ------
  Total Distributions ..................     (0.39)      (0.914)         (0.57)
                                            ------       ------         ------

NET ASSET VALUE END OF PERIOD ..........    $10.19       $10.36         $10.15
                                            ======       ======         ======

TOTAL RETURN (A) .......................      2.2%        11.6%           7.3%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ...    $4,575       $3,507         $2,968
Ratio of Expenses to Average Net Assets.     1.90%        1.98%          2.00%
Ratio of Net Income (loss) to Average
  Net Assets ...........................     8.19%       10.39%         11.04%
Portfolio Turnover Rate ................      104%          96%           127%


                                             FISCAL PERIOD ENDED DECEMBER 31
                                          --------------------------------------
GLOBAL HIGH YIELD SERIES (CLASS B)        1997(C)(E)     1996(C)      1995(C)(D)
                                          --------------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....    $10.41       $10.17         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................     0.640        0.980           0.56
Net Gain (Loss) on Securities
  (realized and unrealized) ............     (.472)       0.060           0.12
                                            ------       ------         ------
    Total from Investment Operations ...     0.168        1.040           0.68

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .    (0.358)      (0.573)         (0.49)
Distributions (from Capital Gains) .....       ---       (0.227)         (0.02)
                                            ------       ------         ------
  Total Distributions ..................    (0.358)      (0.800)         (0.51)
                                            ------       ------         ------
NET ASSET VALUE END OF PERIOD ..........    $10.22       $10.41         $10.17
                                            ======       ======         ======

TOTAL RETURN (A) .......................      1.7%        10.7%           6.9%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ...    $1,607       $1,541         $1,440
Ratio of Expenses to Average Net Assets.     1.96%        2.75%          2.75%
Ratio of Net Income (loss) to Average
  Net Assets ...........................     8.14%        9.64%         10.24%
Portfolio Turnover Rate ................      104%          96%           127%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales paid at time of redemption.

(b) Emerging Markets Total Return Series and Global Asset Allocation Series were initially capitalized on May 19, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                                  1995      1996      1997
                                                  ----      ----      ----

         Emerging Markets Total       Class A      ---       ---      7.58%
           Return Series              Class B      ---       ---      8.34%
         Global Asset Allocation      Class A      ---       ---      7.56%
           Series                     Class B      ---       ---      8.32%
         Global High Yield Series     Class A     2.42%     2.73%     3.59%
                                      Class B     3.93%     3.75%     3.45%

(d) Global Aggressive Bond Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized except for total return.

(e) Unaudited figures for the period ended June 30, 1997. Percentage amounts for the period, except total return, have been annualized.

                             See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

     MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series, and MFR Global High Yield Series (formally Global Aggressive Bond Series) (the Series) are diversified series of Security Income Fund, an open-end investment management company registered under theInvestment Company Act of 1940, as amended. Each Series is accounted for separately and general expenses are allocated to each Series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Series in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION -- Valuations of the Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration, and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Series' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Series' are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Series isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the exchange rates which effect the value of portfolio securities and other assets and liabilities at the end of the reporting period.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Series may enter into forward foreign currency exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

D. OPTIONS -- The Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market valu e of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. Below are the premiums received for the period ended June 30, 1997, from written call options.

                        Fund                              Premium
              ---------------------------------------------------
              Global High Yield Series                    $30,614
              Emerging Market Total Return Series            $564
              Global Asset Allocation Series                 $564

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts on debt securities are amortized.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

G. TAXES -- The Series complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state tax is required.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to MFR Advisors, Inc. (MFR) under investment advisory contracts at an annual rate of .75 of 1% of the average net assets for Global High Yield Bond Series and 1% of the average net assets for Emerging Markets Total Return Series and Global Asset Allocation Series. MFR has agreed to waive all of the management fees for the Series until August 31, 1997. In addition, for the period ended June 30, 1997, MFR agreed to limit the total expenses of each Series to an annual rate of 2.0% of the average daily net asset value of Class A shares and 2.75% of the average daily net asset value of the Class B shares.

     As compensation for the services provided to the Global Asset Allocation Series, MFR pays each of Lexington Management Corporation (Lexington) and Security Management Company, LLC (SMC), as Sub-Advisors, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the Global High Yield and Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Advisor, on an annual basis, a fee equal to .20 percent of the average daily net assets of each Series. Fees paid to the Sub-Advisors are calculated daily and payable monthly.

     The Series have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Series. SMC is paid an annual fixed charge per account and a shareholder and dividend transaction fee.

     As the administrative agent for the Series, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Series. For this service, SMC receives on an annual basis .045 percent of the average daily net assets of the Series, plus an annual fee equal to the greater of .10 percent of the average daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 31, 1998; (ii) $45,000 in the year ended May 31, 1999; or (iii) $60,000 thereafter, for the Global Asset Allocation Series and the Emerging Markets Total Return Series. For the Global High Yield Series, this fee is equal to .10 percent of the average daily net assets or $60,000 annually. For the period ending June 30, 1997, SMC has agreed to limit these fees to $15,000 for the Emerging Markets Total Return Series and the Global Asset Allocation Series; and $45,000 for the Global High Yield Series.

     The Series have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares incur 12b-1 fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group of Companies, Inc., is national distributor for the Series. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended June 30, 1997, in the amounts presented below:

                                     Global       Emerging         Global
                                      High         Markets         Asset
                                     Yield      Total Return     Allocation
                                     Series        Series          Series
    -----------------------------------------------------------------------
    SDI underwriting (Class A)        $111           $0              $0
    CDSC (Class B)                    $  0           $0              $0
    Broker/Dealer (Class A)           $614           $0              $0
    Broker/Dealer (Class B)           $365           $0              $0

     Certain officers and directors of the Funds are also officers and/or directors of MFR Advisors, Inc. and Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.


3.  INVESTMENT TRANSACTIONS

     Investment transactions for the period ended June 30, 1997, (excluding overnight investments and short-term debt securities) were as follows:

                                   Global         Emerging         Global
                                    High           Markets         Asset
                                   Yield        Total Return     Allocation
                                   Series          Series          Series
    -----------------------------------------------------------------------
    Purchases                    $4,154,761       $906,451        $911,891
    Proceeds from Sales          $2,673,030       $      0        $      0

4.  FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of June 30, 1997, were as follows:

                                      Emerging         Global         Global
                                      Markets          Asset           High
                                    Total Return     Allocation       Yield
                                       Series          Series         Series
  ----------------------------------------------------------------------------
  Gross Unrealized Appreciation      $ 43,629        $ 35,653       $ 227,729
  Gross Unrealized Depreciation       (14,938)        (16,187)       (239,516)
                                       ------         -------        --------
  Net Unrealized Appreciation        $ 28,691        $ 19,466       $ (11,787)
                                      =======         =======        ========

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

     At June 30, 1997, the following Series had open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):


                                       Settlement     Contract      Contract       Currency      Unrealized
                        Currency          Date         Amount         Rate           Rate        Gain (Loss)
----------------------------------------------------------------------------------------------------------
GLOBAL ASSET
ALLOCATION SERIES     Aust. Dollar       7/31/97      $22,539        1.331026       1.336199       $   87
                      Japanese Yen       7/10/97      $48,161      114.200000     114.430000           61
                      Can. Dollar        7/28/97      $72,590        1.377600       1.379600            9
                                                                                                    -----
                                                                                                   $  157

GLOBAL HIGH
YIELD SERIES          Aust. Dollar       7/31/97      $375,650       1.331026       1.336154       $1,442
                      Aust. Dollar       7/31/97      $187,100       1.336184       1.336154            4
                      Can. Dollar        7/9/97       $362,845       1.378000       1.379077          283
                                                                                                   ------
                                                                                                   $1,729

                       THIS PAGE LEFT BLANK INTENTIONALLY

MFR FUNDS

*Emerging Markets Total Return Fund

*Global Asset Allocation Fund

*Global High Yield Fund


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details.


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Bruce Jensen
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Maria Fiorini Ramirez
Hugh L. Thompson, Ph.D.

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Assistant Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary




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